UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SHORT DURATION TAXABLE FIXED INCOME FUNDS	Annual Report October 31, 2006

Current income potential from portfolios that invest in a variety of fixed income securities.

Goldman Sachs Short Duration Taxable Fixed Income Funds

■	GOLDMAN SACHS ENHANCED INCOME FUND

■	GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

■	GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

The Goldman Sachs Enhanced Income Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Goldman Sachs Ultra-Short Duration Government Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.
The Goldman Sachs Short Duration Government Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
What Distinguishes Goldman Sachs’
Fixed Income Investment Process?
At Goldman Sachs Asset Management (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.
A key element of our fixed income investment philosophy is to evaluate the broadest opportunity set to capture relative value across sectors and instruments. Our integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■	Assess relative value among sectors (such as mortgages and corporates) and sub-sectors
■	Leverage the vast resources of Goldman Sachs in selecting securities for each portfolio

■	Team approach to decision making
■	Manage risk by avoiding significant sector and interest rate bets
■	Careful management of yield curve strategies — while closely managing portfolio duration
Fixed Income portfolios that:

■	Include domestic investment options, income opportunities, and access to areas of specialization
■	Capitalize on GSAM’s industry-renowned credit research capabilities
■	Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO RESULTS
Enhanced Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Enhanced Income Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, Institutional and Administration Shares generated cumulative total returns, without sales charges, of 4.26%, 4.66% and 4.29%, respectively. These returns compare to the 4.65% and 4.33% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

A combination of top-down and bottom-up strategies impacted the Fund’s performance relative to its benchmarks over the period. Top-down strategies included our duration positioning and cross-sector strategies. The Fund held a short duration position over the period in anticipation of higher interest rates. This strategy helped enhance relative results as interest rates rose meaningfully. Cross-sector strategies also lent support to the Fund’s performance versus its benchmarks. Within our cross-sector strategies, the Fund continued to emphasize shorter-term, higher credit quality securities. The Fund’s exposures were primarily to the agency, corporate and asset-backed sectors, which all performed well over the period, contributing to performance relative to the benchmarks. However, within our bottom-up strategies, selection of specific securities across the various sectors had a mixed impact on relative performance. Due to its focus on high quality, the Fund did not benefit from the rally of lower credit quality securities over the period. In addition, the Fund’s holdings of Treasury Inflation Protected Securities (“TIPS”) and select asset-backed auto securities modestly detracted from the Fund’s performance relative to its benchmarks. Offsetting this was the positive impact from our continued emphasis on short-dated agency securities.
  Market Review

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields rose across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. In the early part of the period, there was a rise in consumer confidence as well as strong manufacturing data. The latter half of the period was characterized by a slowdown in the housing market and moderating commodity prices which lessened inflationary concerns and prompted the Fed to pause its tightening policy. Credit spreads also continued to tighten over the reporting period, as the 10-year Treasury yield rose five basis points, ending the period at 4.60%. Investment grade sectors continued to post strong performance relative to Treasuries over the reporting period, with the mortgage sector generating the best results. Credit spreads also tightened, supported by strong fundamentals and continued corporate profit growth.

PORTFOLIO RESULTS
  Investment Objective

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

It is important to note that the Fund is not a money market fund and its net asset value will fluctuate.
  Investment Strategies

The Fund targets a duration of nine months, with diversified holdings in high credit quality sectors including U.S. Treasuries, agency, corporate, asset-backed and money market instruments. The Fund invests in securities with a minimum credit quality of “A” by a Nationally Recognized Statistical Rating Organization (“NRSRO”) at the time of purchase or, if unrated, determined by the investment adviser to be of comparable quality. Although securities held in this portfolio may have maturities greater than one year, the portfolio duration can be hedged to approximate the interest rate sensitivity of the 9-month Treasury bill by investing in floating rate debt and through the use of interest rate futures contracts. The Fund uses derivatives, including, but not limited to, Treasury futures, Eurodollar futures and swaps, primarily as a tool to manage interest rate exposure, volatility, term structure, convexity (the rate of change in the portfolio’s duration as yields change), and sector exposure. The Fund may also use derivatives to express our interest rate outlook.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, or changing interest rates. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.
  Portfolio Composition

The Fund was defensively positioned for much of the reporting period, maintaining a short duration position, due to our belief that interest rates would move higher. The Fund continued to emphasize shorter-term, higher quality securities with the potential, we believed, to enhance results. The Fund’s largest exposure was to quasi-government securities, specifically agency debentures, where we have been finding value at the shorter end of the curve. Within governments, we implemented a position in TIPS, based on our outlook for inflation. The Fund’s exposure to the corporate sector was trimmed as we wait for more attractive security selection opportunities to emerge in that sector.

We thank you for your investment and look forward to your continued confidence.
Goldman Sachs U.S. Fixed Income Management Team
November 21, 2006

FUND BASICS
Enhanced Income Fund
as of October 31, 2006
PERFORMANCE REVIEW

		Six-Month	One-Year
November 1, 2005–	Fund Total Return	U.S. Treasury	U.S. Treasury	30-Day
October 31, 2006	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Standardized Yield[3]

Class A	4.26%	4.65%	4.33%	4.43%
Institutional	4.66	4.65	4.33	4.87
Administration	4.29	4.65	4.33	4.62

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/06	One Year	Five Years	Since Inception	Inception Date

Class A	2.46%	1.91%	3.04%	8/2/00
Institutional	4.55	2.61	3.68	8/2/00
Administration	4.07	2.33	3.40	8/2/00

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[6]	“Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS
Ultra-Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Ultra-Short Duration Government Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, Institutional and Service Shares generated cumulative total returns, without sales charges, of 4.20%, 4.36% and 3.93%, respectively. These returns compare to the 4.65% and 4.33% cumulative total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.
A combination of top-down and bottom-up strategies impacted the Fund’s performance relative to its benchmarks over the period. Top-down strategies included our duration positioning and cross-sector strategies. The Fund held a short duration position over the period in anticipation of higher interest rates. This strategy helped enhance relative results as interest rates rose over the period. Cross-sector strategies also lent support to performance. In particular, the Fund’s exposures to the collateralized and government sectors contributed positively to the Fund’s performance relative to its benchmarks as investment grade sectors outperformed Treasuries over the period. Within our bottom-up strategies, security selection had a mixed impact on performance versus the Fund’s benchmarks. Within mortgages, we focused on securities with less sensitivity to changes in volatility. In particular, we favored seasoned 15-year pass-throughs, adjustable-rate mortgages (“ARMs”) and shorter duration collateralized mortgage obligations (“CMOs”). While these securities positively impacted performance, select commercial mortgage-backed securities (“CMBS”), as well as agency debentures underperformed. Treasury selection also detracted from the Fund’s performance relative to its benchmarks over the period. In particular, our selection of Treasury Inflation Protected Securities (“TIPS”) had an adverse impact on the Fund’s relative performance.
  Market Review

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. In the early part of the period, there was a rise in consumer confidence as well as strong manufacturing data. The latter half of the period was characterized by a slowdown in the housing market and moderating commodity prices which lessened inflationary concerns and prompted the Fed to pause its tightening policy. Credit spreads also continued to tighten over the reporting period, as the 10-year Treasury yield rose five basis points, ending the period at 4.60%. Investment grade sectors continued to post strong performance relative to Treasuries over the reporting period, with the mortgage sector generating the best results. Credit spreads also tightened, supported by strong fundamentals and continued corporate profit growth.

PORTFOLIO RESULTS
  Investment Objective

The Fund seeks a high level of current income, consistent with low volatility of principal.
  Investment Strategies

The Fund seeks to meet its objective by investing at least 80% of its net assets in U.S. government securities including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans. The Fund uses derivatives, including, but not limited to, Treasury futures, Eurodollar futures and swaps, primarily as a tool to manage interest rate exposure, volatility, term structure, convexity (the rate of change in the portfolio’s duration as yields change), and sector exposure. The Fund may also use derivatives to express our interest rate outlook.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing interest rates or changing mortgage durations. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.
  Portfolio Composition

Over the period, the Fund continued to focus on security selection and sub-sector strategies across the collateralized and government sectors in an effort to enhance results. Within mortgages, the Fund’s primary exposures were to ARMs, CMOs, and pass-through sub-sectors. We tactically adjusted the Fund’s exposures to take advantage of changing relative opportunities within the market. For example, we eliminated the Fund’s allocation to quasi-government securities in favor of the mortgage sector as we found attractively priced securities within the pass-through and ARM subsectors. We also modestly decreased the Fund’s bias to home equity asset-backed securities, as valuations within the sector became less compelling. Within governments, we implemented a position in TIPS based on our outlook for inflation. We positioned the Fund defensively for much of the period and maintained a short duration position relative to the Index. This was due to our belief that interest rates would move higher.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team
November 21, 2006

FUND BASICS
Ultra-Short Duration Government Fund
as of October 31, 2006
PERFORMANCE REVIEW

		Six-Month	One-Year
November 1, 2005–	Fund Total Return	U.S. Treasury	U.S. Treasury	30-Day
October 31, 2006	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Standardized Yield[3]

Class A	4.20%	4.65%	4.33%	3.67%
Institutional	4.36	4.65	4.33	4.10
Service	3.93	4.65	4.33	3.60

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	2.61%	2.17%	3.84%	4.14%	5/15/95
Institutional	4.43	2.86	4.38	4.68	7/17/91
Service	3.89	2.39	N/A	3.77	3/27/97

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[6]	“Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

PORTFOLIO RESULTS
Short Duration Government Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Short Duration Government Fund during the one-year reporting period that ended October 31, 2006.
  Performance Review

Over the one-year period that ended October 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 3.84%, 3.24%, 3.09%, 4.13% and 3.72%, respectively. These returns compare to the 3.94% cumulative total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index, over the same time period.

A combination of top-down and bottom-up strategies impacted the Fund’s performance relative to its benchmark over the period. Top-down strategies included our duration positioning and cross-sector strategies. The Fund held a short duration position relative to its benchmark, the Two-Year U.S. Treasury Note Index, in anticipation of higher interest rates. This strategy helped enhance relative results as interest rates rose meaningfully over the period. Cross-sector strategies also lent support to performance. In particular, the Fund’s exposures to the collateralized and government sectors contributed positively to the Fund’s performance relative to its benchmark as investment grade sectors outperformed Treasuries over the period. Within our bottom-up strategies, security selection had a mixed impact on results. Within mortgages, we focused on securities with less sensitivity to changes in volatility. In particular, we favored seasoned 15-year pass-throughs, adjustable-rate mortgages (“ARMs”), and shorter duration collateralized mortgage obligations (“CMOs”). While these securities positively impacted the Fund’s performance versus its benchmark, select agency debentures detracted from relative results. Treasury selection was also a drag on performance over the period. In particular, our selection of Treasury Inflation Protected Securities (“TIPS”) had an adverse impact on the Fund’s performance relative to its benchmark.
  Market Review

A number of continuing themes characterized the 12-month period that ended October 31, 2006. The Federal Reserve Board (the “Fed”) continued to raise interest rates in six more 25 basis point moves, bringing the targeted federal funds rate to 5.25%. Following the hike in rates, yields sold off across the Treasury curve. However, short-term yields rose more dramatically than did long-term yields, leading to a further flattening of the yield curve. In the early part of the period, there was a rise in consumer confidence as well as strong manufacturing data. The latter half of the period was characterized by a slowdown in the housing market and moderating commodity prices which lessened inflationary concerns and prompted the Fed to pause its tightening policy. Credit spreads also continued to tighten over the reporting period, as the 10-year Treasury yield rose five basis points, ending the period at 4.60%. Investment grade sectors continued to post strong performance relative to Treasuries over the reporting period, with the mortgage sector generating the best results. Credit spreads also tightened, supported by strong fundamentals and continued corporate profit growth.

PORTFOLIO RESULTS
  Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation.
  Investment Strategies

In seeking to meet its objective, the Fund invests in a diversified portfolio of U.S. government securities. The Fund uses derivatives, including, but not limited to, Treasury futures, Eurodollar futures and swaps, primarily as a tool to manage interest rate exposure, volatility, term structure, convexity (the rate of change in the portfolio’s duration as yields change) and sector exposure. The Fund may also use derivatives to express our interest rate outlook.

We believe that using derivatives, including both futures and swaps, in the portfolio has been an effective portfolio management tool. Futures have been efficiently employed to hedge duration (interest rate sensitivity) drift that may occur due to the passage of time, changing interest rates or changing mortgage durations. In addition, futures allowed us to optimize security selection by giving us the flexibility to select the most attractive securities for the portfolio, regardless of the securities’ maturity/duration. Finally, futures and swaps were important tools in implementing certain interest rate and spread views.
  Portfolio Composition

Over the period, the Fund continued to focus on security selection and sub-sector strategies to enhance results. Within mortgages, the Fund’s primary exposures were to ARMs, CMOs, and pass-through sub-sectors. We tactically adjusted the Fund’s exposures to take advantage of changing relative opportunities within the market. For example, we decreased the Fund’s allocation to quasi-government securities in favor of the mortgage sector as we found attractively priced securities within the pass-through and ARMs subsectors. However, we continue to find value within short-dated agency paper and the Fund maintained a meaningful exposure to the quasi-government sector at the end of the period. Within governments, we implemented a position in TIPS based on our outlook for inflation. We positioned the Fund defensively for much of the period and maintained a short duration position relative to the Index. This was due to our belief that interest rates would move higher.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income Investment Management Team

November 21, 2006

FUND BASICS
Short Duration Government Fund
as of October 31, 2006
PERFORMANCE REVIEW

November 1, 2005–	Fund Total Return	Two-Year U.S.	30-Day
October 31, 2006	(based on NAV)[1]	Treasury Note Index[2]	Standardized Yield[3]

Class A	3.84%	3.94%	3.42%

Class B	3.24	3.94	2.89

Class C	3.09	3.94	2.74

Institutional	4.13	3.94	3.86

Service	3.72	3.94	3.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[4]

For the period ended 9/30/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	1.23%	2.44%	N/A	4.32%	5/1/97
Class B	0.66	2.24	N/A	3.93	5/1/97
Class C	1.65	2.10	N/A	3.61	8/15/97
Institutional	3.82	3.26	5.04%	5.99	8/15/88
Service	3.31	2.75	4.52	4.63	4/10/96

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.
[6]	“Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on August 2, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs Enhanced Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index/One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Administration Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/ industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Enhanced Income Fund’s Lifetime Performance
Performance of a $10,000 Investment, Distributions Reinvested August 2, 2000 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	Five Years	One Year
Class A (commenced August 2, 2000)
Excluding sales charges	3.30%	2.20%	4.26%
Including sales charges	3.06%	1.88%	2.67%

Institutional Class (commenced August 2, 2000)	3.69%	2.58%	4.66%

Administration Class (commenced August 2, 2000)	3.41%	2.28%	4.29%

GOLDMAN SACHS ENHANCED INCOME FUND
Schedule of Investments
October 31, 2006

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – 28.8%

Banks – 6.0%
Credit Suisse First Boston New York(a)
$2,000,000	6.500%		05/01/08	$2,036,050
Credit Suisse First Boston USA, Inc.
2,975,000	4.125		01/15/10	2,886,895
Huntington National Bank
1,750,000	4.650		06/30/09	1,727,973
Keybank National Association
1,100,000	7.300		05/01/11	1,193,588
Popular North America, Inc.
1,200,000	5.200		12/12/07	1,195,389
Union Planters Corp.
1,500,000	7.750		03/01/11	1,643,383
Washington Mutual, Inc.
2,000,000	4.000		01/15/09	1,952,178

				12,635,456

Brokerage – 2.3%
Morgan Stanley
5,000,000	4.000		01/15/10	4,832,244

Life Insurance – 5.2%
AXA Financial, Inc.
2,125,000	7.750		08/01/10	2,303,209
ING Security Life Institutional Funding(a)
2,500,000	4.250		01/15/10	2,440,945
Jackson National Life Insurance Co.(a)
2,000,000	5.250		03/15/07	2,002,284
Monumental Global Funding(a)
4,390,000	5.200		01/30/07	4,387,252

				11,133,690

Noncaptive-Consumer – 4.9%
American General Finance Corp.
1,500,000	4.875		05/15/10	1,479,800
HSBC Finance Corp.
7,000,000	4.125		11/16/09	6,800,429
John Deere Capital Corp.
2,000,000	5.400		04/07/10	2,013,614

				10,293,843

Property/Casualty Insurance – 3.1%
ACE Ltd.
6,487,000	6.000		04/01/07	6,498,229

Wireless Telecommunications – 4.4%
Verizon Wireless Capital LLC
9,250,000	5.375		12/15/06	9,248,020

Wirelines Telecommunications – 2.9%
Ameritech Capital Funding
375,000	6.250		05/18/09	380,639
Deutsche Telekom International Finance BV
1,500,000	8.000		06/15/10	1,637,342
GTE California, Inc.
2,875,000	7.650		03/15/07	2,897,721
SBC Communications, Inc.
1,375,000	4.125		09/15/09	1,334,221

				6,249,923

TOTAL CORPORATE BONDS
(Cost $61,348,758)				$60,891,405

Agency Debentures – 48.5%

Federal Home Loan Bank
$6,600,000	3.500%		01/18/07	$6,573,435
5,100,000	3.625		02/16/07	5,074,143
3,000,000	4.250		04/16/07	2,985,567
6,730,000	4.500		08/24/07	6,692,218
7,000,000	4.000	(b)	12/03/07	6,855,114
10,000,000	4.500	(b)	03/07/08	9,983,482
Federal Home Loan Mortgage Corp.
4,000,000	5.238	(b)	12/27/06	3,999,872
11,628,000	0.000	(c)	01/15/07	11,504,545
5,000,000	4.500		04/18/07	4,978,730
15,000,000	4.250		06/23/08	14,840,340
Federal National Mortgage Association
4,000,000	5.257	(b)	12/22/06	4,000,000
5,000,000	2.750		02/06/07	4,965,720
7,750,000	3.740		06/14/07	7,679,188
5,000,000	5.500		01/15/08	5,024,455
Government Loan Trust Series 1-Z(c)
7,644,000	0.000		04/01/07	7,482,842

TOTAL AGENCY DEBENTURES
(Cost $102,783,140)				$102,639,651

Asset-Backed Securities – 5.6%

Autos – 5.6%
AmeriCredit Automobile Receivables Trust Series 2006-AF, Class A3
$2,000,000	5.560%		09/06/11	$2,013,125
Capital One Auto Finance Trust Series 2006-A, Class A3
3,500,000	5.330		11/15/10	3,508,687
Honda Auto Receivables Owner Trust Series 2005-4, Class A2
3,790,153	4.320		01/21/08	3,782,530
Long Beach Auto Receivables Trust Series 2006-A, Class A4
2,500,000	5.500		05/15/13	2,521,875

TOTAL ASSET-BACKED SECURITIES
(Cost $11,789,359)				$11,826,217

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Treasury Obligations – 7.7%

United States Treasury Inflation Protected Bonds
$5,154,424	3.500%	01/15/11	$5,361,606
United States Treasury Notes
11,000,000	4.625	02/29/08	10,971,642

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,309,360)			$16,333,248

Repurchase Agreement(d) – 5.3%

Joint Repurchase Agreement Account II
$11,200,000	5.316%	11/01/06	$11,200,000
Maturity Value: $11,201,654
(Cost $11,200,000)

TOTAL INVESTMENTS – 95.9%
(Cost $203,430,617)			$202,890,521

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.1%			8,576,265

NET ASSETS – 100.0%			$211,466,786

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,866,531, which represents approximately 5.1% of net assets as of October 31, 2006.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(c)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Joint repurchase agreement was entered into on October 31, 2006. Additional information appears on page 31.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement		Unrealized
Type	Long (Short)	Month	Market Value	Gain (Loss)

Eurodollars	(19)	December 2006	$(4,495,163)	$41,183
Eurodollars	100	March 2007	23,695,000	45,910
2 Year U.S. Treasury Notes	(138)	December 2006	(28,208,062)	(53,202)
5 Year U.S. Treasury Notes	(55)	December 2006	(5,805,938)	(34,982)

TOTAL			$(14,814,163)	$(1,091)

INTEREST RATE SWAP CONTRACT — At October 31, 2006, the Fund had an outstanding swap contract with the following terms:

Rates Exchanged

	Notional		Payments	Payments
	Amount	Termination	received by	made by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Loss

J.P. Morgan Securities, Inc.	$20,000	02/17/11	3 month LIBOR	5.091%	$(30,468)

LIBOR—London Interbank Offered Rate
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 1, 1996 in the Institutional Shares of the Goldman Sachs Ultra-Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index/ One-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index (“Lehman 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Ultra-Short Duration Government Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested November 1, 1996 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced May 15, 1995)
Excluding sales charges	4.27%	3.97%	2.35%	4.20%
Including sales charges	4.13%	3.81%	2.04%	2.65%

Institutional Class (commenced July 17, 1991)	4.68%	4.34%	2.70%	4.36%

Service Class (commenced March 27, 1997)	3.78%	n/a	2.25%	3.93%

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments
October 31, 2006

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – 90.1%

Adjustable Rate FHLMC(a) – 8.7%
$118,218	5.009%		08/01/16	$118,296
163,846	5.016		08/01/18	163,769
144,811	5.064		11/01/18	146,354
766,601	5.864		11/01/18	771,466
39,439	4.930		02/01/19	39,426
36,132	7.041		02/01/19	36,464
124,637	5.134		03/01/19	124,859
75,482	5.366		03/01/19	75,874
116,605	4.560		06/01/19	116,142
150,049	5.615		07/01/19	150,637
2,048,780	5.447		11/01/19	2,069,362
1,482,179	6.911		11/01/19	1,527,197
157,384	5.287		01/01/20	158,112
174,303	5.134		05/01/21	174,673
66,874	6.096		01/01/25	68,012
125,773	5.134		10/01/26	125,902
1,301,055	6.597		08/01/28	1,331,832
818,033	7.260		01/01/29	826,552
885,133	7.057		05/01/29	893,109
237,768	7.233		05/01/29	237,414
101,142	5.134		06/01/29	101,389
91,499	5.450		09/01/29	92,936
1,525,397	7.215		02/01/30	1,549,523
235,290	6.782		03/01/30	237,506
715,980	7.246		03/01/30	719,481
131,860	4.874		04/01/30	132,607
168,004	5.215		06/01/30	168,463
550,518	6.864		12/01/30	552,515
15,349	5.944		01/01/31	15,542
190,740	4.880		02/01/31	190,693
57,040	6.873		05/01/31	57,800
49,754	5.281		06/01/31	50,009
32,783	5.637		11/01/31	33,123
5,079,425	7.403		12/01/31	5,241,897
3,487,860	7.603		12/01/31	3,571,656
35,095	5.677		10/01/32	35,317
20,499	5.978		02/01/33	20,714
2,375,313	3.940		07/01/33	2,313,216
3,255,635	3.885		09/01/33	3,157,933
141,179	4.400		11/01/33	140,265
208,603	6.294		11/01/33	207,778
1,157,633	5.601		05/01/35	1,169,030
6,517,049	4.583		08/01/35	6,370,877
1,871,616	0.000	(d)	01/15/36	1,746,551
2,891,616	0.000	(d)	05/15/36	2,793,809

				39,826,082

Adjustable Rate FNMA(a) – 27.6%
198,569	6.445		03/01/17	198,902
1,038,264	6.675		04/01/17	1,069,565
142,380	5.340		08/01/17	142,337
142,521	5.009		09/01/17	142,467
239,652	5.134		09/01/17	239,541
73,603	6.714		11/01/17	74,241
148,842	4.875		12/01/17	148,914
578,951	4.906		03/01/18	579,365
195,296	5.376		03/01/18	195,189
1,940,513	4.888		07/01/18	1,941,870
378,017	6.686		08/01/18	386,584
644,131	5.127		10/01/18	640,759
189,056	5.134		10/01/18	188,874
94,881	5.187		10/01/18	95,523
213,166	5.293		10/01/18	212,304
281,808	6.496		10/01/18	283,399
60,246	5.340		11/01/18	60,599
14,346	6.004		11/01/18	14,438
79,136	5.125		12/01/18	79,672
284,314	4.895		01/01/19	284,603
844,506	5.290		04/01/19	853,446
45,633	5.330		04/01/19	45,543
2,168,768	4.879		05/01/19	2,180,502
719,470	5.340		05/01/19	717,997
402,348	4.966		06/01/19	404,376
443,703	5.109		06/01/19	445,406
337,588	7.319		07/01/19	348,024
726,436	5.129		08/01/19	734,491
705,917	5.262		08/01/19	713,372
94,561	5.340		09/01/19	95,155
33,511	6.570		09/01/19	33,760
104,020	5.384		11/01/19	105,129
3,009,910	6.924		11/01/19	3,099,242
28,520	5.224		04/01/20	28,759
884,661	6.834		05/01/20	911,275
823,202	4.780		06/01/20	827,228
252,805	5.122		06/01/20	251,469
453,770	5.157		11/01/20	458,815
882,988	5.553		12/25/20	881,723
525,721	5.273		03/01/21	533,637
207,635	6.848		09/01/21	210,382
116,677	5.455		12/01/21	116,107
1,964,720	5.466		01/01/22	1,986,435
73,093	6.837		02/01/22	75,340
200,821	5.219		05/20/22	203,506
6,401,270	6.548		12/01/22	6,450,737
427,837	6.761		02/01/23	430,314
19,669	6.219		12/01/23	19,803
1,153,324	6.988		01/01/24	1,173,760
1,113,039	7.348		03/01/24	1,149,484
10,469,300	5.102		04/01/24	10,425,203
1,005,568	5.163		06/20/24	1,024,843

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

Adjustable Rate FNMA(a) – (continued)
$46,198	5.968%	08/01/24	$46,077
418,604	6.630	01/01/25	430,738
2,344,427	4.620	03/25/27	2,360,834
81,299	5.340	06/01/27	81,707
56,128	5.340	12/01/27	56,409
111,642	5.340	01/01/28	111,653
257	6.597	01/01/28	256
352,924	6.783	05/01/28	359,725
91,767	7.468	06/01/28	92,658
44,185	6.881	09/01/28	44,463
901,735	5.217	01/01/29	908,739
44,980	4.799	06/01/29	45,195
77,107	5.134	06/01/29	77,701
45,497	6.912	06/01/29	46,485
1,657,106	5.557	05/01/30	1,666,973
5,447	7.525	02/01/31	5,511
103,388	6.744	05/01/31	103,961
523,753	7.000	06/01/31	535,289
1,870,601	5.664	07/01/31	1,888,106
335,040	6.125	08/01/31	334,430
363,481	7.135	08/01/31	367,240
79,165	7.152	08/01/31	79,444
779,343	5.513	11/01/31	787,718
463,719	5.609	12/01/31	469,262
188,694	5.490	01/01/32	193,346
304,958	6.863	01/01/32	316,270
43,209	5.475	02/01/32	43,805
492,412	6.340	02/01/32	492,341
40,342	5.538	03/01/32	40,928
186,887	5.608	03/01/32	186,843
2,093,797	6.114	03/01/32	2,146,475
1,054,009	5.536	04/01/32	1,055,123
225,088	6.500	04/01/32	230,092
356,964	5.258	05/01/32	367,555
125,658	6.607	05/01/32	126,927
325,707	6.367	07/01/32	328,735
35,380	4.400	08/01/32	35,094
602,494	4.786	09/01/32	607,106
1,407,979	5.199	09/01/32	1,401,890
76,097	6.680	09/01/32	76,517
175,451	7.105	09/01/32	176,686
176,208	5.358	10/01/32	179,472
112,025	6.589	10/01/32	113,438
211,819	4.884	12/01/32	211,319
26,744	6.113	12/01/32	27,251
1,425,200	4.652	01/01/33	1,427,706
866,941	4.951	01/01/33	871,351
2,190,869	4.891	02/01/33	2,176,530
2,474,486	4.486	03/01/33	2,487,121
10,574,360	4.719	03/01/33	10,571,255
8,887,958	4.737	03/01/33	8,820,473
159,798	4.040	04/01/33	158,023
1,013,745	4.833	04/01/33	1,017,940
1,841,365	4.702	05/01/33	1,835,071
4,456,745	3.874	07/01/33	4,408,943
1,060,839	3.958	07/01/33	1,039,882
2,511,073	3.999	07/01/33	2,460,562
140,766	5.291	08/01/33	142,282
3,426,726	3.851	10/01/33	3,399,684
9,099,395	3.959	12/01/33	8,965,873
327,780	4.319	01/01/34	323,218
84,713	6.352	02/01/34	86,265
4,905,172	4.703	10/01/34	4,864,543
2,710,467	4.360	04/01/35	2,645,636
3,432,713	4.688	10/01/35	3,405,856
55,625	5.380	05/01/36	56,027
20,691	6.464	11/01/38	20,991
354,031	5.963	06/01/40	357,644
1,523,101	6.476	07/01/40	1,533,112
42,988	5.763	02/01/41	43,328

			126,291,512

Adjustable Rate GNMA(a) – 13.0%
7,137,161	4.000	11/20/33	7,059,119
9,688,487	3.750	02/20/34	9,534,518
5,264,555	3.750	04/20/34	5,146,991
25,496,258	4.500	08/20/34	25,265,616
4,664,153	4.750	08/20/34	4,641,328
7,884,820	4.500	12/20/34	7,857,205

			59,504,777

Adjustable Rate Non-Agency(a) – 6.4%
Bank of America Mortgage Securities Series 2002-J, Class A2
939,394	4.879	09/25/32	935,748
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-5, Class 1A1
232,723	5.979	08/25/33	235,856
Countrywide Home Loans Series 2003-37, Class 1A1
148,854	5.876	08/25/33	148,610
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
2,896,619	5.100	03/25/33	2,883,393
Impac CMB Trust Series 2003-6, Class A
2,086,815	5.960	07/25/33	2,087,416
Indy Mac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
2,180,595	4.505	08/25/34	2,185,682
Sequoia Mortgage Trust Series 2004-10, Class A3A
3,932,877	5.737	11/20/34	3,937,842
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
6,663,494	4.976	10/25/35	6,671,175
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR2, Class 2A3
10,196,594	5.092	03/25/36	10,137,273

			29,222,995

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

CMBS – 1.6%
Interest Only(a)(b)(c) – 1.6%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2001-TOP2, Class X2
$142,041,083	1.071%	02/15/35	$2,331,235
Salomon Brothers Mortgage Securities VII Series 2002-Key2, Class X2
88,598,000	2.043	03/18/36	5,007,276

TOTAL CMBS			$7,338,511

CMO – 11.3%
Interest Only(c) – 0.1%
FHLMC Series 2586, Class NX
3,010,739	4.500	08/15/16	307,798
FNMA REMIC Trust Series 1990-145, Class B
2,170,100	4.961	12/25/20	43,050

			350,848

Inverse Floaters(a) – 0.3%
FHLMC Series 1606, Class SC
1,154,865	9.596	11/15/08	1,186,475

Inverse Floating Rate – Interest Only(a)(c) – 0.0%
FNMA Series 1996-40, Class SG
1,208,731	7.775	03/25/09	87,749
FNMA REMIC Trust Series 1996-20, Class SB
988,786	9.367	10/25/08	68,427

			156,176

PAC – 1.2%
FHLMC Series 1377, Class H
385,450	6.000	09/15/07	384,493
FHLMC Series 2113, Class TE
3,009,526	6.000	01/15/14	3,053,396
FNMA REMIC Trust Series 1992-193, Class HD
602,957	7.000	11/25/07	603,923
FNMA REMIC Trust Series 1993-225, Class WC
1,294,390	6.500	12/25/13	1,328,428

			5,370,240

Regular Floater(a) – 4.4%
Collateralized Mortgage Securities Corp. Series N, Class 2
394,237	6.000	08/25/17	388,662
FHLMC Series 1509, Class F
2,892,432	6.375	04/15/08	2,900,296
FHLMC Series 1606, Class FC
4,239,770	5.177	11/15/08	4,224,651
FHLMC Series 1612, Class FD
443,238	5.177	11/15/08	442,729
FHLMC Series 1661, Class FD
3,268,055	6.875	01/15/09	3,294,573
FHLMC Series 1665, Class FA
108,761	4.210	06/15/23	108,116
FHLMC Series 1826, Class F
247,952	5.775	09/15/21	249,996
FNMA REMIC Trust Series 1993-190, Class F
2,548,855	5.327	10/25/08	2,542,290
FNMA REMIC Trust Series 1993-196, Class FD
214,958	5.177	10/25/08	213,971
FNMA REMIC Trust Series 1993-214, Class FA
662,482	6.144	12/25/08	666,374
FNMA REMIC Trust Series 1993-233, Class FA
537,381	5.177	12/25/08	536,715
FNMA Series 1993-231, Class FE
1,934,461	6.244	12/25/08	1,946,523
FNMA Series 1998-66, Class FC
442,306	5.820	11/17/28	445,644
FNMA Series 2001-70, Class OF
2,187,087	6.270	10/25/31	2,233,359

			20,193,899

Sequential Fixed Rate – 4.8%
FHLMC Series 1216, Class GC
202,250	7.000	03/15/07	202,191
FHLMC Series 1246, Class J
52,070	7.500	05/15/07	52,039
FHLMC Series 1423, Class FF
1,658,759	7.000	12/15/07	1,654,635
FHLMC Series 1720, Class PJ
1,390,509	7.250	01/15/24	1,410,912
First Nationwide Trust Series 2001-4, Class 1A1
1,819,703	6.750	09/21/31	1,813,187
FNMA REMIC Trust Series 1993-014, Class A
1,002	6.000	02/25/08	1,000
FNMA REMIC Trust Series 1993-121, Class Z
8,497,250	7.000	07/25/23	8,831,400
FNMA REMIC Trust Series 1993-135, Class PG
443,208	6.250	07/25/08	442,186
FNMA REMIC Trust Series 1993-212, Class PC
191,620	4.500	09/25/08	190,904
FNMA REMIC Trust Series 1996-14, Class J
323,947	6.150	03/25/09	324,414
FNMA Series 1994-72, Class J
7,271,800	6.000	06/25/23	7,293,091

			22,215,959

Support – 0.5%
FHLMC Series 1639, Class M
2,198,921	6.000	12/15/08	2,204,467

TOTAL CMO			$51,678,064

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

FHLMC – 5.5%
$1,642,447	7.000%	02/01/09	$1,655,684
940,836	7.000	03/01/09	950,354
1,982,541	7.000	04/01/09	1,996,717
961,986	7.000	05/01/09	972,857
892,368	7.000	06/01/09	902,452
664,905	7.500	06/01/09	671,864
218,458	6.500	03/01/13	222,886
436,283	6.500	04/01/13	445,126
225,167	6.500	05/01/13	229,731
460,342	6.500	06/01/13	469,672
1,058,099	5.000	12/01/13	1,052,322
1,147,858	4.000	01/01/14	1,110,146
3,662,777	8.000	12/01/15	3,834,851
574,166	6.000	05/01/17	582,390
797,486	7.000	04/01/21	825,833
437,119	7.000	08/01/21	452,656
2,790,938	7.000	03/01/22	2,888,458
1,200,332	7.000	05/01/22	1,242,274
4,478,673	7.000	06/01/22	4,635,166
65,270	7.000	12/01/25	67,596

			25,209,035

FNMA – 16.0%
6,644,052	4.000	05/01/10	6,438,056
7,422,555	4.000	06/01/10	7,192,422
1,541,436	6.000	09/01/11	1,553,193
1,960,859	6.500	04/01/12	2,000,012
3,931,067	6.000	05/01/12	3,965,090
965,962	6.500	05/01/12	985,249
3,028,517	6.000	06/01/12	3,054,732
857,523	6.500	06/01/12	874,645
13,377,161	5.500	01/01/13	13,445,975
3,035,042	4.500	08/01/13	2,971,451
13,122,376	4.500	09/01/13	12,859,906
1,439,588	8.000	01/01/16	1,508,219
970,971	7.000	03/01/17	998,133
397,513	7.000	05/01/17	408,633
10,637,695	5.500	03/01/18	10,676,931
1,330,141	5.500	04/01/18	1,335,047
393,814	7.000	07/01/21	408,079
624,209	7.000	11/01/21	646,820
302,776	7.000	12/01/21	313,744
515,936	7.000	01/01/22	534,626
115,620	7.000	02/01/22	119,808
351,852	7.000	01/01/28	364,477
583,923	6.500	04/01/33	596,517

			73,251,765

GNMA – 0.0%
49,699	7.000	12/15/25	51,686
170,583	7.000	04/15/26	176,944

			228,630

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $419,342,617)			$412,551,371

Asset-Backed Security(a) – 0.6%

Home Equity – 0.6%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
$2,614,527	5.540%	12/15/29	$2,620,261
(Cost $2,609,216)

U.S. Treasury Obligations – 3.5%

United States Treasury Bonds
$2,900,000	4.500%	02/15/36	$2,798,952
United States Treasury Inflation Protected Securities
1,665,165	1.875	07/15/13	1,612,477
1,324,128	2.000	01/15/14	1,290,559
2,487,795	2.000	07/15/14	2,423,267
4,088,019	1.875	07/15/15	3,936,967
4,139,278	2.500	07/15/16	4,198,780

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $16,063,734)			$16,261,002

Repurchase Agreement(e) – 4.6%

Joint Repurchase Agreement Account II
$21,100,000	5.316%	11/01/06	$21,100,000
Maturity Value: $21,103,116
(Cost $21,100,000)

TOTAL INVESTMENTS – 98.8%
(Cost $459,115,567)			$452,532,634

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			5,280,213

NET ASSETS – 100.0%			$457,812,847

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $7,338,511, which represents approximately 1.6% of net assets as of October 31, 2006.

(c)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Joint repurchase agreement was entered into on October 31, 2006. Additional information appears on page 31.

Investment Abbreviations:
CMBS	—	Commercial Mortgage-Backed Securities
CMO	—	Collateralized Mortgage Obligations
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	159	December 2006	$37,617,412	$18,285
Eurodollars	64	March 2007	15,164,800	25,782
Eurodollars	64	June 2007	15,192,000	36,583
Eurodollars	3	September 2007	713,437	1,002
Eurodollars	3	December 2007	714,338	1,415
Eurodollars	3	March 2008	714,638	1,602
Eurodollars	2	June 2008	476,325	1,018
U.S. Treasury Bonds	92	December 2006	10,364,375	216,178
2 Year U.S. Treasury Notes	(379)	December 2006	(77,469,969)	12,814
5 Year U.S. Treasury Notes	(691)	December 2006	(72,943,688)	(517,119)
10 Year U.S. Treasury Notes	(73)	December 2006	(7,899,968)	(56,022)

TOTAL			$(77,356,300)	$(258,462)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2006
ADDITIONAL INVESTMENT INFORMATION (continued)
INTEREST RATE SWAP CONTRACTS — At October 31, 2006, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged
					Upfront
	Notional		Payments	Payments	Payments
Swap	Amount	Termination	received by	made by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	the Fund	Gain (Loss)

J.P. Morgan Securities, Inc.	$30,000	02/17/11	3 month LIBOR	5.091%	$—	$(47,275)
Banc of America Securities LLC (a)	24,000	12/20/11	5.600%	3 month LIBOR	443,611	154,268
Deutsche Bank Securities, Inc. (a)	28,400	12/20/13	5.650%	3 month LIBOR	753,165	196,457
Bank of America Securities LLC	41,000	11/12/19	3 month LIBOR	5.068%	—	(29,576)

TOTAL					$1,196,776	$273,874

(a) Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur in December 2006.
LIBOR— London Interbank Offered Rate
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Performance Summary
October 31, 2006 (Unaudited)
The following graph shows the value, as of October 31, 2006, of a $10,000 investment made on November 1, 1996 in the Institutional Shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index (“Two-Year T-Note Index”), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index (“Lehman Short (1-3) Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the investment adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.
Short Duration Government Fund’s 10 Year Performance
Performance of a $10,000 Investment, Distributions Reinvested November 1, 1996 to October 31, 2006.

Average Annual Total Return through October 31, 2006	Since Inception	Ten Years	Five Years	One Year
Class A (commenced May 1, 1997)
Excluding sales charges	4.55%	n/a	2.69%	3.84%
Including sales charges	4.32%	n/a	2.28%	1.74%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	3.93%	n/a	2.09%	3.24%
Including contingent deferred sales charges	3.93%	n/a	2.09%	1.18%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.60%	n/a	1.92%	3.09%
Including contingent deferred sales charges	3.60%	n/a	1.92%	2.07%

Institutional Class (commenced August 15, 1988)	5.98%	4.96%	3.08%	4.13%

Service Class (commenced April 10, 1996)	4.62%	4.44%	2.57%	3.72%

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments
October 31, 2006

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – 56.7%

Adjustable Rate FHLMC(a) – 7.1%
$258,536	5.771	%(b)	05/01/18	$257,985
180,453	5.841		10/01/25	181,831
13,614,486	4.147		09/01/34	13,525,795
6,964,437	4.819		11/01/34	6,951,679
2,956,696	4.218		02/01/35	2,935,818
5,599,981	4.123		03/01/35	5,551,020
3,733,838	4.179		03/01/35	3,703,152
2,123,930	4.229		03/01/35	2,112,780
16,080,622	4.456		06/01/35	15,774,043
6,925,719	4.880		08/01/35	6,884,991
3,617,938	4.551		11/01/35	3,544,128

				61,423,222

Adjustable Rate FNMA(a) – 19.4%
412,506	6.474		11/01/17	412,651
588,355	4.769		02/01/18	593,443
291,360	2.588		02/25/18	268,325
369,056	10.000		02/25/18	415,009
292,943	6.614		06/01/18	300,929
602,831	6.643		03/01/19	606,995
438,748	6.834		05/01/20	451,947
608,144	6.394		12/01/20	610,826
233,018	5.844		01/01/23	236,895
17,160,167	5.370		11/25/28	17,171,292
12,483,661	5.930		08/01/29	12,661,038
452,962	5.533		07/01/32	454,561
677,328	5.637		07/01/32	681,696
1,604,675	5.280		01/01/33	1,608,009
11,326,043	4.228		05/01/33	11,224,242
1,887,954	3.916		08/01/33	1,844,567
6,548,464	5.340		08/01/33	6,640,725
4,283,408	3.851		10/01/33	4,249,605
7,367,031	4.420		02/01/34	7,290,923
4,528,993	4.265		03/01/34	4,458,812
5,214,534	2.945		05/01/34	5,198,579
2,697,836	3.019		05/01/34	2,690,885
6,556,737	4.218		06/01/34	6,586,197
4,639,809	4.280		07/01/34	4,646,891
7,946,069	4.703		10/01/34	7,880,253
6,454,673	4.775		10/01/34	6,451,109
3,954,843	4.559		12/01/34	3,933,526
2,001,177	4.066		02/01/35	1,981,047
4,538,566	4.112		02/01/35	4,495,519
2,245,799	4.279		02/01/35	2,234,148
3,114,306	4.212		03/01/35	3,091,528
5,541,966	4.237		03/01/35	5,511,266
6,572,634	5.034		03/01/35	6,505,003
2,071,006	4.249		04/01/35	2,057,477
8,649,835	4.360		04/01/35	8,442,942
6,670,216	4.681		04/01/35	6,589,395
2,061,120	4.324		05/01/35	2,025,992
8,747,797	4.739		08/01/35	8,602,636
6,234,092	4.725		10/01/35	6,172,607

				167,279,490

Adjustable Rate GNMA(a) – 6.7%
3,568,581	4.000		11/20/33	3,529,559
4,513,133	3.750		02/20/34	4,441,411
7,891,301	3.750		05/20/34	7,715,122
2,165,979	4.500		05/20/34	2,148,044
5,131,225	4.500		07/20/34	5,080,368
4,083,720	4.750		08/20/34	4,063,735
14,257,783	4.500		09/20/34	14,129,045
8,731,053	4.750		09/20/34	8,735,729
3,049,168	4.750		10/20/34	3,024,530
4,668,900	4.750		12/20/34	4,648,964

				57,516,507

CMO – 8.1%
Interest Only(c) – 0.1%
FHLMC Series 2575, Class IB
2,530,606	5.500		08/15/30	251,116
FHLMC Series 2586, Class NX
1,680,894	4.500		08/15/16	171,843

				422,959

Inverse Floaters(a) – 0.0%
FNMA REMIC Trust Series 1990-134, Class SC
65,858	13.584		11/25/20	78,460
GNMA Series 2001-59, Class SA
23,792	9.035		11/16/24	26,999

				105,459

IOette(c) – 0.0%
FHLMC Series 1161, Class U
1,600	1,172.807		11/15/21	3,082

PAC – 3.0%
FHLMC Series 1327, Class HA
176,550	7.500		07/15/07	176,146
FHLMC Series 1377, Class H
907,393	6.000		09/15/07	905,139
FHLMC Series 1475, Class K
360,484	7.000		02/15/08	359,614
FHLMC Series 1556, Class H
1,511,904	6.500		08/15/13	1,539,388
FHLMC Series 1601, Class PL
701,463	6.000		10/15/08	701,015
FHLMC Series 1606, Class H
1,163,026	6.000		11/15/08	1,162,016
FHLMC Series 1703, Class GB
1,481,838	6.500		02/15/09	1,479,610
FHLMC Series 1916, Class PC
3,648,460	6.750		12/15/11	3,711,980
FHLMC Series 2812, Class OA
1,122,144	5.000		08/15/20	1,117,411
FHLMC Series 3028, Class MB
7,958,587	5.000		12/15/26	7,924,249
FNMA Series 1993-118, Class J
75,777	6.500		06/25/08	75,470

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Mortgage-Backed Obligations – (continued)

PAC – (continued)
FNMA Series 1993-207, Class G
$1,353,272	6.150%	04/25/23	$1,355,967
FNMA Series 2005-87, Class CL
5,578,924	5.000	10/25/35	5,537,877

			26,045,882

Planned Amortization – Interest Only(c) – 0.0%
FHLMC Series 1587, Class HA
83,852	6.500	10/15/08	3,178

Principal Only(d) – 0.0%
FNMA REMIC Trust Series G92-28, Class A
572	0.000	05/25/07	566

Regular Floater(a) – 1.3%
FHLMC
2,807,424	0.000	01/15/36	2,619,827
FHLMC Series 3151, Class KY
3,954,042	0.000	05/15/36	3,804,129
FNMA Series 2001-60, Class OF
3,280,631	6.270	10/25/31	3,340,754
FNMA Series 2001-70, Class OF
1,640,315	6.270	10/25/31	1,675,019

			11,439,729

Sequential Fixed Rate – 3.3%
FHLMC Series 108, Class G
752,787	8.500	12/15/20	750,010
FHLMC Series 1429, Class G
272,364	7.000	11/15/07	271,727
FHLMC Series 1564, Class H
1,292,345	6.500	08/15/08	1,292,412
FHLMC Series 1655, Class K
7,605,566	6.500	01/15/09	7,609,832
FHLMC Series 1980, Class Z
2,674,507	7.000	07/01/27	2,766,259
FHLMC Series 2019, Class Z
2,747,345	6.500	12/15/27	2,825,182
FNMA REMIC Trust Series 1989-66, Class J
994,333	7.000	09/25/19	1,034,171
FNMA REMIC Trust Series 1990-16, Class E
597,381	9.000	03/25/20	645,515
FNMA REMIC Trust Series 1992-142, Class K
463,894	7.000	08/25/07	464,064
FNMA REMIC Trust Series 1992-33, Class K
1,853,525	8.500	03/25/18	1,943,492
FNMA REMIC Trust Series 1993-028, Class PJ
174,076	7.000	03/25/08	173,696
FNMA REMIC Trust Series 199 3-052, Class J
1,300,626	6.500	04/25/08	1,299,992
FNMA REMIC Trust Series 1993-121, Class Z
4,720,694	7.000	07/25/23	4,906,333
FNMA REMIC Trust Series 1993-126, Class PG
1,364,425	6.500	07/25/08	1,368,170
FNMA REMIC Trust Series 1993-135, Class PG
506,524	6.250	07/25/08	505,356
GNMA REMIC Trust Series 1995-3, Class DQ
119,551	8.050	06/16/25	127,552

			27,983,763

TAC – 0.4%
FNMA REMIC Trust Series 1994-18, Class D
3,327,482	6.750	02/25/24	3,344,986

TOTAL CMO			$69,349,604

FHLMC – 6.1%
5,409,253	4.500	05/01/08	5,204,524
21,046	7.000	01/01/09	21,284
22,718	7.000	02/01/09	22,974
16,484	7.000	03/01/09	16,602
29,576	7.000	04/01/09	29,887
49,343	7.000	05/01/09	49,900
3,791	6.500	05/01/10	3,860
37,473	6.500	06/01/10	38,152
506,888	6.500	07/01/10	516,088
69,139	7.000	07/01/10	69,920
878	6.500	08/01/10	894
90,024	7.000	01/01/11	90,668
47,224	7.000	12/01/12	48,387
178,485	6.500	01/01/13	182,103
134,233	6.500	04/01/13	136,954
268,250	6.500	05/01/13	273,687
117,558	6.500	06/01/13	119,941
1,246,811	4.000	09/01/13	1,207,208
90,761	6.500	10/01/13	92,601
1,287,063	4.000	11/01/13	1,245,903
1,587,149	5.000	12/01/13	1,578,483
1,721,786	4.000	01/01/14	1,665,219
1,451,617	4.000	05/01/14	1,402,162
709,440	4.500	06/01/14	694,236
7,575,153	5.000	10/01/14	7,534,053
2,949,985	4.500	10/01/14	2,884,221
1,655,112	4.000	11/01/14	1,595,857
3,036,556	4.500	11/01/14	2,970,411
15,704,526	4.500	03/01/15	15,351,827
2,222,908	4.000	03/01/15	2,141,354
1,163,368	4.500	08/01/15	1,123,799
103,045	8.500	10/01/15	109,361
1,267,397	8.000	12/01/15	1,326,938
56,285	7.000	03/01/16	57,733
2,161,503	7.000	04/01/22	2,237,029
53,131	7.500	01/01/31	54,982

			52,099,202

FNMA – 9.3%
1,477	7.000	11/01/07	1,479
35,997	7.000	12/01/07	36,039
1,005	7.000	05/01/08	1,013
4,714	7.000	08/01/08	4,719
319,889	7.000	09/01/08	322,129

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2006

Principal	Interest		Maturity
Amount	Rate		Date	Value
Mortgage-Backed Obligations – (continued)

FNMA – (continued)
$6,760	7.000%		12/01/09	$6,801
8,067,777	4.000		05/01/10	7,817,639
61,936	8.500		05/01/10	63,806
8,412,230	4.000		06/01/10	8,151,412
882	7.000		06/01/10	889
4,288	7.000		08/01/10	4,389
2,975	7.000		01/01/11	2,995
52,409	7.000		07/01/11	53,637
848	7.000		11/01/11	854
5,448,493	5.500		01/01/13	5,476,488
3,035,042	4.500		08/01/13	2,971,451
15,851,785	4.500		09/01/13	15,534,663
8,481,397	4.000		11/01/13	8,197,693
71,528	6.000		01/01/14	72,707
223,271	6.000		03/01/14	226,954
27,493	5.500		04/01/14	27,441
1,434,008	4.000		01/01/15	1,375,542
720,857	4.500		01/01/15	703,185
4,609	8.500		09/01/15	4,909
278,583	8.500		10/01/15	296,773
50,204	8.500		12/01/15	53,378
1,564,493	5.500		01/01/17	1,570,443
502,032	5.500		03/01/18	503,697
1,337,257	5.500		07/01/18	1,342,190
687,540	5.500		08/01/18	690,076
949,670	5.500		09/01/18	953,172
2,744,555	5.500		12/01/18	2,754,977
5,606,604	5.500		01/01/19	5,627,924
2,829,067	5.500		05/01/19	2,839,825
201,780	7.000		11/01/19	209,734
146,076	8.000		02/01/31	152,824
4,361,828	6.000		03/01/33	4,397,014
7,182,895	6.500		04/01/33	7,337,813

				79,788,674

GNMA – 0.0%
56,569	6.500		06/15/08	56,785
23,908	6.500		07/15/08	23,999
88,350	6.500		08/15/08	88,687
46,560	6.500		09/15/08	46,738
11,023	6.500		10/15/08	11,065
2,831	6.500		11/15/08	2,842
9,594	9.000		12/15/08	9,890
4,020	6.500		01/15/09	4,050
18,245	9.000		01/15/09	19,043
773	6.500		03/15/09	776
3,509	6.500		04/15/09	3,535
48,031	6.500		05/15/09	48,383
6,066	6.500		07/15/09	6,110
12,067	6.500		11/15/09	12,155
5,549	9.000		01/15/10	5,847
39,987	9.000		07/15/12	42,786

				382,691

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $493,370,306)				$487,839,390

Agency Debentures – 28.8%

FHLB
$10,000,000	2.900	%(a)	06/11/07	$9,859,950
15,000,000	3.828	(a)	09/07/07	14,862,490
21,500,000	4.000	(a)	12/03/07	21,054,994
39,000,000	4.800		05/02/08	38,927,499
7,000,000	3.790		11/28/08	6,844,908
FHLMC
4,380,000	3.000		12/15/06	4,367,180
10,000,000	2.415		04/12/07	9,872,580
40,900,000	4.500		04/18/07	40,726,011
9,500,000	2.550		04/19/07	9,380,120
5,000,000	3.500		04/15/08	4,898,255
19,000,000	4.480		09/19/08	18,838,093
FNMA
12,000,000	3.550		01/12/07	11,956,500
10,000,000	3.550		11/16/07	9,840,440
9,700,000	3.650		11/30/07	9,551,221
35,000,000	4.200		03/24/08	34,590,115
Small Business Administration
394,566	7.200		06/01/17	410,687
717,000	6.300		05/01/18	736,415
890,061	6.300		06/01/18	914,432

TOTAL AGENCY DEBENTURES
(Cost $248,309,588)				$247,631,890

U.S. Treasury Obligations – 6.5%

United States Treasury Inflation Protected Securities
$2,331,231	1.875%		07/15/13	$2,257,468
2,868,944	2.000		01/15/14	2,796,211
3,677,610	2.000		07/15/14	3,582,220
6,813,365	1.875		07/15/15	6,561,611
924,534	2.000		01/15/16	898,170
7,672,808	2.500		07/15/16	7,783,105
United States Treasury Notes
23,100,000	4.875		08/15/09	23,229,035
4,100,000	4.500		02/15/16	4,067,647
United States Treasury Principal-Only STRIPS(d)
10,500,000	0.000		11/15/21	5,077,506

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $56,233,601)				$56,252,973

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(e) – 7.8%

Joint Repurchase Agreement Account II
$67,200,000	5.316%	11/01/06	$67,200,000
Maturity Value: $67,209,923
(Cost $67,200,000)

TOTAL INVESTMENTS – 99.8%
(Cost $865,113,495)			$858,924,253

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%			1,325,457

NET ASSETS – 100.0%			$860,249,710

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2006.

(b)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(c)	Represents security with notional principal amount. The actual effective yield of this security is different than the stated interest rate.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Joint repurchase agreement was entered into on October 31, 2006. Additional information appears on page 31.

Investment Abbreviations:
CMO	—	Collateralized Mortgage Obligations
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
PAC	—	Planned Amortization Class
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities
TAC	—	Targeted Amortization Class

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Schedule of Investments (continued)
October 31, 2006
ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At October 31, 2006, the following futures contracts were open:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	(145)	December 2006	$(34,305,187)	$(16,805)
Eurodollars	180	March 2007	42,651,000	37,138
Eurodollars	418	June 2007	99,222,750	(147,959)
Eurodollars	798	September 2007	189,774,375	180,721
Eurodollars	588	December 2007	140,010,150	518,951
Eurodollars	406	March 2008	96,714,275	365,520
Eurodollars	162	June 2008	38,582,325	131,699
U.S. Treasury Bonds	48	December 2006	5,407,500	6,809
2 Year U.S. Treasury Notes	248	December 2006	50,692,750	93,390
5 Year U.S. Treasury Notes	(566)	December 2006	(59,748,375)	(407,144)
10 Year U.S. Treasury Notes	(350)	December 2006	(37,876,563)	(268,599)

TOTAL			$531,125,000	$493,721

INTEREST RATE SWAP CONTRACTS — At October 31, 2006, the Fund had outstanding swap contracts with the following terms:

			Rates Exchanged
					Upfront
	Notional		Payments	Payments	Payments
Swap	Amount	Termination	Received by	Made by	made by	Unrealized
Counterparty	(000s)	Date	the Fund	the Fund	the Fund	Gain (Loss)

J.P. Morgan Securities, Inc.	$55,000	02/17/11	3 month LIBOR	5.091%	$—	$(86,672)
Banc of America Securities LLC (a)	10,000	12/20/11	5.600%	3 month LIBOR	184,838	64,278
Deutsche Bank Securities, Inc. (a)	43,500	12/20/13	5.650%	3 month LIBOR	1,153,616	300,911
J.P. Morgan Securities, Inc.	50,000	03/07/16	3 month LIBOR	5.182%	—	(207,445)

TOTAL					$1,338,454	$71,072

(a) Represents forward settling interest rate swaps whose effective dates of commencement of accruals and cash flows occur in December 2006.
LIBOR—London Interbank Offered Rate
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At October 31, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Enhanced Income	$11,200,000

Ultra-Short Duration Government	21,100,000

Short Duration Government	67,200,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	11/01/06	$500,073,889

Banc of America Securities LLC	2,750,000,000	5.31	11/01/06	2,750,405,625

Barclays Capital PLC	200,000,000	5.31	11/01/06	200,029,500

Barclays Capital PLC	2,000,000,000	5.32	11/01/06	2,000,295,557

Bear Stearns	500,000,000	5.32	11/01/06	500,073,889

“Credit Suisse Securities (USA) LLC”	750,000,000	5.32	11/01/06	750,110,834

Greenwich Capital Markets	300,000,000	5.32	11/01/06	300,044,334

Merrill Lynch	500,000,000	5.31	11/01/06	500,073,750

Wachovia Bank	250,000,000	5.31	11/01/06	250,036,875

UBS Securities LLC	2,700,200,000	5.32	11/01/06	2,700,399,027

TOTAL	$10,450,200,000			$10,451,543,280

At October 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 5.75%, due 12/14/06 to 09/22/15; Federal Home Loan Mortgage Association, 2.35% to 9.50%, due 11/17/06 to 09/01/36; Federal National Mortgage Association, 0.00% to 11.00%, due 11/1/06 to 11/01/36; Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 10/15/36 and U.S. Treasury Notes, 4.25% to 4.88% due 03/31/11 to 01/15/14. The aggregate market value of the collateral, including accrued interest, was $10,679,289,697.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statements of Assets and Liabilities
October 31, 2006

		Ultra-Short
	Enhanced Income	Duration	Short Duration
	Fund	Government Fund	Government Fund

Assets:

Investments in securities, at value (identified cost $203,430,617, $459,115,567 and $865,113,495, respectively)	$202,890,521	$452,532,634	$858,924,253
Cash(a)	1,154,419	1,969,580	3,013,612
Receivables:
Investment securities sold	—	975,779	49,038,794
Interest	1,876,806	2,355,100	4,633,543
Swap contracts, at value (includes upfront payments made of $0, $1,196,776 and $1,338,454, respectively)	—	1,547,501	1,703,643
Fund shares sold	7,509,157	513,442	5,981,863
Reimbursement from investment adviser	—	—	45,963
Due from broker	—	35,688	232,256
Other assets	931	1,816	2,179

Total assets	213,431,834	459,931,540	923,576,106

Liabilities:

Payables:
Investment securities purchased	—	—	59,500,895
Fund shares repurchased	1,449,495	307,196	2,067,296
Swap contracts, at value	30,468	76,851	294,117
Income distribution	151,456	960,208	700,442
Amounts owed to affiliates	86,022	252,508	538,991
Due to broker	39,146	276,782	—
Accrued expenses	208,461	245,148	224,655

Total liabilities	1,965,048	2,118,693	63,326,396

Net Assets:

Paid-in capital	289,367,517	608,715,897	897,208,242
Accumulated undistributed net investment income	3,223,079	5,857,318	3,103,565
Accumulated net realized loss on investments, futures and swaps	(80,552,155)	(150,192,849)	(34,437,419)
Net unrealized loss on investments, futures and swaps	(571,655)	(6,567,519)	(5,624,678)

NET ASSETS	$211,466,786	$457,812,847	$860,249,710

Net Assets:
Class A	$36,333,460	$122,379,313	$323,915,261
Class B	—	—	14,433,183
Class C	—	—	41,690,717
Institutional	173,430,029	317,956,017	468,033,311
Administration	1,703,297	—	—
Service	—	17,477,517	12,177,238

Shares Outstanding:
Class A	3,733,929	13,201,321	33,513,723
Class B	—	—	1,497,962
Class C	—	—	4,339,918
Institutional	17,846,274	34,292,258	48,556,051
Administration	175,330	—	—
Service	—	1,877,977	1,264,894

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	21,755,533	49,371,556	89,172,548

Net asset value, offering and redemption price per share:(b)
Class A	$9.73	$9.27	$9.67
Class B	—	—	9.64
Class C	—	—	9.61
Institutional	9.72	9.27	9.64
Administration	9.71	—	—
Service	—	9.31	9.63

(a)	Includes restricted cash of $1,100,000, $1,200,000 and $1,150,000, relating to initial margin requirements and collateral on futures transactions for the Enhanced Income, Ultra-Short Duration Government and Short Duration Government Funds, respectively, and includes restricted cash of $765,502, and $650,480 relating to swap contracts for the Ultra-Short Duration Government and Short Duration Government Funds, respectively.
(b)	Maximum public offering price per share for Class A shares of the Enhanced Income, Ultra-Short Duration Government (NAV per share multiplied by 1.0152), and Short Duration Government (NAV per share multiplied by 1.0204) is $9.88, $9.41 and $9.87, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statements of Operations
For the Year Ended October 31, 2006

		Ultra-Short
	Enhanced Income	Duration	Short Duration
	Fund	Government Fund	Government Fund

Investment income:

Interest	$11,737,016	$27,588,775	$37,283,052

Total income	11,737,016	27,588,775	37,283,052

Expenses:

Management fees	666,924	2,556,486	4,378,386
Distribution and Service fees(a)	120,096	394,114	1,480,041
Transfer Agent fees(a)	164,354	444,824	821,004
Custody and accounting fees	115,297	229,043	250,262
Printing fees	73,323	105,997	114,677
Professional fees	77,395	77,348	78,045
Service share fees	—	149,895	63,435
Registration fees	30,000	61,858	95,565
Trustee fees	16,201	16,201	16,201
Administration share fees	5,230	—	—
Other	20,759	115,754	131,066

Total expenses	1,289,579	4,151,520	7,428,682

Less — expense reductions	(441,320)	(288,331)	(710,692)

Net expenses	848,259	3,863,189	6,717,990

NET INVESTMENT INCOME	10,888,757	23,725,586	30,565,062

Realized and unrealized gain (loss) on investment, futures and swap contracts:

Net realized gain (loss) from:
Investment transactions	(1,001,036)	(1,318,591)	(2,513,638)
Futures transactions	(64,921)	338,010	(4,015,292)
Swap contracts	137,469	237,145	672,743
Net change in unrealized gain (loss) on:
Investments	1,778,263	3,663,604	5,553,001
Futures	173,281	(423,323)	3,502,070
Swap contracts	(193,200)	665,522	63,959

Net realized and unrealized gain on investment, futures and swaps	829,856	3,162,367	3,262,843

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,718,613	$26,887,953	$33,827,905

(a)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Administration	Service

Enhanced Income	$120,096	—	—	$76,861	—	—	$86,656	$837	—
Ultra-Short Duration	394,114	—	—	252,233	—	—	180,599	—	$11,992
Short Duration	814,244	$186,331	$479,466	521,116	$29,813	$76,715	188,285	—	5,075
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statements of Changes in Net Assets

	Enhanced Income Fund

	For the	For the
	Year Ended	Year Ended
	October 31, 2006	October 31, 2005

From operations:

Net investment income	$10,888,757	$15,404,397
Net realized gain (loss) on investment, futures and swaps	(928,488)	319,507
Net change in unrealized gain (loss) on investments, futures and swaps	1,758,344	(6,054,751)

Net increase in net assets resulting from operations	11,718,613	9,669,153

Distributions to shareholders:

From net investment income
Class A Shares	(1,725,816)	(3,080,374)
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	(8,607,037)	(11,243,434)
Service Shares	—	—
Administration Shares	(78,128)	(1,077,520)

Total distributions to shareholders	(10,410,981)	(15,401,328)

From share transactions:

Proceeds from sales of shares	91,969,372	194,684,640
Reinvestment of dividends and distributions	8,268,469	11,851,596
Cost of shares repurchased	(259,653,464)	(512,923,498)

Net increase (decrease) in net assets resulting from share transactions	(159,415,623)	(306,387,262)

TOTAL INCREASE (DECREASE)	(158,107,991)	(312,119,437)

Net assets:

Beginning of year	369,574,777	681,694,214

End of year	$211,466,786	$369,574,777

Accumulated undistributed net investment income	$3,223,079	$3,382,149

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

Ultra-Short Duration Government Fund		Short Duration Government Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2006	October 31, 2005	October 31, 2006	October 31, 2005

$23,725,586	$27,491,068	$30,565,062	$21,936,398
(743,436)	(5,946,240)	(5,856,187)	(6,752,840)
3,905,803	6,756,839	9,119,030	(10,787,877)

26,887,953	28,301,667	33,827,905	4,395,681

(6,223,589)	(6,763,599)	(11,610,473)	(8,341,407)
—	—	(545,672)	(622,550)
—	—	(1,349,261)	(1,399,821)
(19,392,406)	(24,901,988)	(18,526,665)	(12,590,303)
(1,107,707)	(1,200,162)	(437,876)	(309,545)
—	—	—	—

(26,723,702)	(32,865,749)	(32,469,947)	(23,263,626)

162,254,987	304,348,452	469,962,243	551,955,365
13,988,599	17,776,193	22,536,617	15,890,221
(536,074,946)	(1,085,815,792)	(572,153,138)	(454,192,933)

(359,831,360)	(763,691,147)	(79,654,278)	113,652,653

(359,667,109)	(768,255,229)	(78,296,320)	94,784,708

817,479,956	1,585,735,185	938,546,030	843,761,322

$457,812,847	$817,479,956	$860,249,710	$938,546,030

$5,857,318	$7,294,860	$3,103,565	$4,830,615

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements
October 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes Goldman Sachs Enhanced Income Fund (“Enhanced Income”), Goldman Sachs Ultra-Short Duration Government Fund (“Ultra-Short Duration Government”) and Goldman Sachs Short Duration Government Fund (“Short Duration Government”) (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio of the Trust. Enhanced Income offers three classes of shares — Class A, Institutional and Administration. Ultra-Short Duration Government offers three classes of shares — Class A, Institutional and Service. Short Duration Government offers five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares charge a maximum initial sales charge of 1.50% for Enhanced Income and Ultra-Short Duration Government, and 2.00% for Short Duration Government. The contingent deferred sales charge for Class B shares is 2.00% maximum declining to zero after three years for Short Duration Government. The Class C shares of Short Duration Government have a contingent deferred sales charge of 1.00% during the first 12 months. Institutional, Administration and Service Class of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”), as distributor of the Funds, receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Portfolio securities for which market quotations are readily available are valued at market value on the basis of quotations furnished by a pricing service or provided by dealers in such securities. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Portfolio securities for which market quotations are not readily available or are deemed not to reflect market value by the investment advisor are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Market discounts, original issue discount and market premiums on debt securities are accreted/ amortized to interest income over the life of the security with a corresponding adjustment in the cost basis of that security. Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Funds based upon the relative proportion of net assets of each class.
     Certain mortgage security paydown gains and losses are recorded as interest income (loss) and included in interest income in the accompanying Statements of Operations. Original issue discounts (OID) on debt securities are accreted to interest income over the life of the security with a corresponding increase in the cost basis of that security.
     Pursuant to applicable law and procedures adopted by the Trust’s Board of Trustees, securities transactions in portfolio securities (including futures transactions) may be effected from time to time through Goldman Sachs or an affiliate. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts.
C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Administration Shares bear all expenses and fees relating to their Administration Plan. Each class of shares of the Funds separately bear its respective class-specific Transfer Agency fees.
D. Federal Taxes and Distribution to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax-exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gains, or as a tax return of capital.
E. Forward Sales Contracts — The Funds may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as an asset and a liability on the Funds’ records with the difference between its market value and expected cash proceeds recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security sold.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. The risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Mortgage Dollar Rolls — The Funds may enter into mortgage “dollar rolls” in which the Funds sell securities in the current month (or delivery) and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.
     During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and/or receive principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds of the transaction may be restricted pending a determination by, or with respect to, the other party.
H. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
I. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Futures contracts, swap contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
J. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the interest payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market, liquidity, elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities.
     An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
     Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or models prices and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. An upfront payment made and/or received by the Funds, is recorded as an asset and/or liability on the Statement of Assets and Liabilities and is only recorded as a realized gain or loss when either the contract’s term ends. Periodic payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are also realized upon early termination of the swap agreements.
K. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index (“CPI”). The adjustments for interest income due to inflation are reflected in interest income in the statement of operations. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
L. Securities purchased on a when-issued or delayed-delivery basis — The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. In addition to the normal credit and market risks, transactions with delayed settlement dates may expose the Funds to greater risk that such transactions may not be consummated.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”), computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM receives a Management fee on a contractual basis at the following rates:

		Ultra-Short	Short
	Enhanced	Duration	Duration
Average Daily Net Assets	Income	Government	Government

Up to $1 billion	0.25%	0.40%	0.50%

Next $1 billion	0.23	0.36	0.45

Over $2 billion	0.22	0.34	0.43

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

3. AGREEMENTS (continued)
     Prior to February 28, 2006, the contractual Management fees for Enhanced Income, Ultra-Short Duration Government and Short Duration Government Funds as an annual percentage rate of average daily net assets were 0.25%, 0.40% and 0.50%, respectively. Prior to February 28, 2006, GSAM entered into a voluntary fee reduction commitment for Enhanced Income, Ultra-Short Duration Government and Short Duration Government Funds in order to achieve the rates in the above table. In addition, GSAM voluntarily agreed to waive its management fee to 0.20% as an annual percentage rate of average daily net assets of Enhanced Income for the fiscal year ended October 31, 2006.
     GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, Account Service fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. For the year ended October 31, 2006, the Other Expense limitations for the Enhanced Income, Ultra-Short Duration Government and Short Duration Government as an annual percentage rate of average daily net assets were 0.014%. 0.054% and 0.004%, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of the Enhanced Income and Ultra-Short Duration Government’s average daily net assets attributable to Class A shares and 0.25%, 0.75% and 0.75% for the Short-Duration Government’s average daily net assets attributable to Class A, Class B and Class C shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of Short Duration Government’s average daily net assets attributable to Class B and Class C Shares. For the year ended October 31, 2006, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B shares of Short Duration Government.
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended October 31, 2006, Goldman Sachs advised the Funds that it retained approximately $3,800, $9,500 and $9,300 of Class A sales loads for Enhanced Income, Ultra-Short Duration Government and Short Duration Government, respectively. Goldman Sachs did not retain any portion of Class B or Class C contingent deferred sales charges for the year ended October 31, 2006.
     Goldman Sachs serves as Transfer Agent of the Funds. The Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.16% of the average daily net assets for Class A, Class B and Class C Shares, and 0.04% of the average daily net assets for Administration (Enhanced Income only), Institutional and Service shares.
     The Trust, on behalf of the Ultra-Short Duration and Short Duration Government, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. In addition, the Trust on behalf of Enhanced Income, has adopted an Administration Plan for Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan, Shareholder Administration Plan and Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25%, 0.25% and 0.25% respectively, of the average daily net assets of each share class.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
3. AGREEMENTS (continued)
     For the year ended October 31, 2006, GSAM and the Distributor have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses. For the year ended October 31, 2006, expense reductions were as follows (in thousands):

	Fee Waivers			Fee Credits

		Class B
		Distribution	Other			Total
	Management	and Service	Expense	Custody	Transfer	Expense
Fund	Fees	Fees	Reimbursement	Fees	Agent Fees	Reductions

Enhanced Income	$133	$—	$296	$7	$5	$441

Ultra-Short Duration Government	—	—	261	14	13	288

Short Duration Government	—	28	651	5	27	711

     At October 31, 2006, the amounts owed to affiliates of the Trust were as follows (in thousands):

	Management	Distribution and	Over	Transfer
Fund	Fees	Service Fees	Reimbursement	Agent Fees	Total

Enhanced Income	$35	$8	$33	$10	$86

Ultra-Short Duration Government	161	26	37	29	253

Short Duration Government	357	115	—	67	539

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended October 31, 2006, were as follows:

		Purchases	Sales and	Sales and Maturities
	Purchases of	(Excluding	Maturities of	(Excluding
	U.S. Government	U.S. Government	U.S. Government	U.S. Government
	and Agency	and Agency	and Agency	and Agency
Fund	Obligations	Obligations)	Obligations	Obligations)

Enhanced Income	$135,836,771	$31,032,601	$186,487,894	$110,469,330

Ultra-Short Duration Government	323,225,666	19,926,094	473,777,116	44,936,954

Short Duration Government	888,605,466	—	835,897,838	6,070,539

     For the year ended October 31, 2006, Enhanced Income, Ultra-Short Duration Government and Short Duration Government paid commissions of approximately $14,500, $76,800 and $108,100, respectively, in connection with futures contracts entered into with Goldman Sachs.
5. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the year ended October 31, 2006, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
6. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended October 31, 2006 was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration
	Income	Government	Government

Distributions paid from:
Ordinary Income	$10,410,981	$26,723,702	$32,469,947

Total taxable distributions	$10,410,981	$26,723,702	$32,469,947

     The tax character of distributions paid during the fiscal year ended October 31, 2005 was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration
	Income	Government	Government

Distributions paid from:
Ordinary Income	$15,401,328	$32,865,749	$23,263,626

Total taxable distributions	$15,401,328	$32,865,749	$23,263,626

     As of October 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration
	Income	Government	Government

Undistributed ordinary income — net	$3,389,606	$5,988,837	$2,497,914
Capital loss carryforward:[1]
Expiring 2007	—	(1,739,320)	(3,752,449)
Expiring 2008	—	(2,563,050)	(2,289,664)
Expiring 2009	(7,623,028)	—	—
Expiring 2010	(65,331,932)	(55,038,717)	—
Expiring 2011	—	(55,920,321)	(2,403,563)
Expiring 2012	(7,471,508)	(24,528,394)	(9,994,195)
Expiring 2013	—	(7,818,636)	(10,870,073)
Expiring 2014	(126,777)	(2,842,873)	(4,628,086)

Total capital loss carryforward	$(80,553,245)	$(150,451,311)	$(33,938,030)

Timing differences (dividends payable and straddles)	(151,456)	(960,208)	(700,442)
Unrealized losses — net	(585,636)	(5,480,368)	(4,817,974)

Total accumulated earnings (losses) — net	$(77,900,731)	$(150,903,050)	$(36,958,532)

[1]	Expiration occurs on October 31 of the year indicated.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

6. TAX INFORMATION (continued)
     As of October 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

		Ultra-Short
	Enhanced	Duration	Short Duration
	Income	Government	Government

Tax Cost	$203,430,868	$458,758,867	$863,776,553

Gross unrealized gain	331,540	1,373,430	388,980
Gross unrealized loss	(871,887)	(7,599,663)	(5,241,280)

Net unrealized security loss	$(540,347)	$(6,226,233)	$(4,852,300)

Net unrealized gain (loss) on other investments	(45,289)	745,865	34,326

Net unrealized gain (loss)	(585,636)	(5,480,368)	(4,817,974)

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, differences related to the tax treatment of swap payments, amortization of swaps, market discount accretion and premium amortization and net mark-to-market gains (losses) on 1256 futures contracts.
     In order to present certain components of each Fund’s capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in the tax treatment of certain bonds, swap reclasses and expiring capital loss carryforwards.

			Accumulated
		Accumulated	Undistributed
		Net Realized	Net Investment
Fund	Paid-in-Capital	Gain (Loss)	Income

Enhanced Income	$—	$636,846	$(636,846)

Ultra-Short Duration Government	(189,105)	(1,371,469)	1,560,574

Short Duration Government	2,032,826	(2,210,661)	177,835

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
7. OTHER MATTERS
Fund’s Concentration — The following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds with amounts greater than 5% as of October 31, 2006 (as a percentage of outstanding Institutional shares):

Goldman Sachs
Balanced Strategy
Fund	Portfolio

Short Duration Government	16%

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including these Funds) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class action and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

7. OTHER MATTERS (continued)
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, the advisor is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The advisor does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Notes to Financial Statements (continued)
October 31, 2006
8. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Enhanced Income Fund

	For the Year Ended		For the Year Ended
	October 31, 2006		October 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	807,711	$7,836,561	3,273,708	$32,131,000
Reinvestment of dividends and distributions	157,073	1,524,361	255,998	2,487,587
Shares converted from Class B(a)	—	—	—	—
Shares repurchased	(4,012,187)	(38,907,129)	(12,140,930)	(118,108,073)

	(3,047,403)	(29,546,207)	(8,611,224)	(83,489,486)

Class B Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares converted to Class A(a)	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Class C Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

Institutional Shares
Shares sold	8,684,184	84,122,386	16,755,467	162,548,083
Reinvestment of dividends and distributions	688,347	6,671,147	956,147	9,279,095
Shares repurchased	(22,697,873)	(219,788,611)	(36,934,548)	(358,792,517)

	(13,325,342)	(128,995,078)	(19,222,934)	(186,965,339)

Administration Shares
Shares sold	1,076	10,425	571	5,557
Reinvestment of dividends and distributions	7,530	72,961	8,742	84,914
Shares repurchased	(98,919)	(957,724)	(3,719,906)	(36,022,908)

	(90,313)	(874,338)	(3,710,593)	(35,932,437)

Service Shares
Shares sold	—	—	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	—	—	—	—

	—	—	—	—

NET INCREASE (DECREASE)	(16,463,058)	$(159,415,623)	(31,544,751)	$(306,387,262)

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS

Ultra-Short Duration Government Fund				Short Duration Government Fund

For the Year Ended		For the Year Ended		For the Year Ended		For the Year Ended
October 31, 2006		October 31, 2005		October 31, 2006		October 31, 2005

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

9,154,321	$84,913,632	7,090,046	$65,947,984	17,086,232	$164,614,524	16,119,801	$157,145,812
574,801	5,333,667	605,691	5,629,485	898,070	8,655,248	636,497	6,200,433
—	—	—	—	54,921	529,346	76,808	749,858
(17,057,784)	(158,263,237)	(27,221,342)	(253,299,076)	(18,450,188)	(177,749,661)	(15,539,948)	(151,651,244)

(7,328,662)	(68,015,938)	(19,525,605)	(181,721,607)	(410,965)	(3,950,543)	1,293,158	12,444,859

—	—	—	—	5,379	51,663	21,756	212,307
—	—	—	—	42,154	405,091	45,365	440,791
—	—	—	—	(55,081)	(529,346)	(77,081)	(749,858)
—	—	—	—	(947,722)	(9,104,071)	(1,456,332)	(14,154,775)

—	—	—	—	(955,270)	(9,176,663)	(1,466,292)	(14,251,535)

—	—	—	—	673,735	6,453,281	740,225	7,181,679
—	—	—	—	88,567	848,712	90,335	875,150
—	—	—	—	(2,372,280)	(22,728,566)	(4,090,955)	(39,666,616)

—	—	—	—	(1,609,978)	(15,426,573)	(3,260,395)	(31,609,787)

8,296,310	77,049,254	25,001,463	230,212,155	30,851,098	296,373,070	39,169,692	380,331,180
818,134	7,598,141	1,186,132	11,043,037	1,292,234	12,422,946	848,057	8,238,392
(37,833,332)	(351,285,511)	(87,234,896)	(812,931,349)	(37,348,354)	(359,048,174)	(25,084,059)	(243,720,363)

(28,718,888)	(266,638,116)	(61,047,301)	(571,676,157)	(5,205,022)	(50,252,158)	14,933,690	144,849,209

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

31,362	292,101	874,933	8,188,313	257,280	2,469,705	729,615	7,084,387
113,380	1,056,791	118,204	1,103,671	21,309	204,620	13,967	135,455
(2,846,267)	(26,526,198)	(2,094,203)	(19,585,367)	(366,964)	(3,522,666)	(514,727)	(4,999,935)

(2,701,525)	(25,177,306)	(1,101,066)	(10,293,383)	(88,375)	(848,341)	228,855	2,219,907

(38,749,075)	$(359,831,360)	(81,673,972)	$(763,691,147)	(8,269,610)	$(79,654,278)	11,729,016	$113,652,653

GOLDMAN SACHS ENHANCED INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of year	income(a)	gain (loss)	operations	income

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$9.68	$0.37	$0.04	$0.41	$(0.36)
2006 - Institutional	9.67	0.40	0.04	$0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	$0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Administration	9.78	0.30	(0.12)	0.18	(0.29)

2004 - A	9.99	0.25	(0.19)	0.06	(0.27)
2004 - Institutional	9.98	0.30	(0.20)	0.10	(0.31)
2004 - Administration	9.99	0.27	(0.19)	0.08	(0.29)

2003 - A	10.13	0.33	(0.15)	0.18	(0.32)
2003 - Institutional	10.12	0.37	(0.15)	0.22	(0.36)
2003 - Administration	10.13	0.33	(0.14)	0.19	(0.33)

2002 - A	10.26	0.38	(0.13)	0.25	(0.38)
2002 - Institutional	10.26	0.42	(0.14)	0.28	(0.42)
2002 - Administration	10.27	0.40	(0.14)	0.26	(0.40)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end	net expenses	income	total expenses	income	Portfolio
value, end	Total	of year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$9.73	4.26%	$36,333	0.62%	3.77%	0.78%	3.61%	67%
9.72	4.66	173,430	0.25	4.15	0.41	3.99	67
9.71	4.29	1,703	0.50	3.91	0.66	3.75	67

9.68	1.88	65,645	0.64	2.94	0.79	2.80	49
9.67	2.28	301,362	0.25	3.34	0.40	3.19	49
9.67	1.92	2,568	0.50	3.09	0.65	2.94	49

9.78	0.63	150,537	0.65	2.61	0.73	2.53	51
9.77	1.04	492,276	0.25	3.02	0.33	2.94	51
9.78	0.79	38,881	0.50	2.75	0.58	2.67	51

9.99	1.77	378,378	0.65	3.28	0.71	3.22	41
9.98	2.18	1,106,956	0.25	3.65	0.31	3.59	41
9.99	1.93	50,463	0.50	3.34	0.56	3.28	41

10.13	2.48	810,768	0.65	3.70	0.72	3.63	65
10.12	2.79	2,071,378	0.25	4.17	0.32	4.10	65
10.13	2.53	18,965	0.50	3.91	0.57	3.84	65

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
							Distributions
	Net asset						to shareholders
	value,	Net		Net realized		Total from	from net
	beginning	investment		and unrealized		investment	investment
Year - Share Class	of year	income(a)		gain (loss)		operations	income

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$9.27	$0.32		$(0.05)		$0.37	$(0.37)
2006 - Institutional	9.28	0.35		(0.05)		0.40	(0.41)
2006 - Service	9.31	0.31		(0.05)		0.36	(0.36)

2005 - A	9.33	0.20		(0.01)		0.19	(0.25)
2005 - Institutional	9.34	0.23		—	(e)	0.23	(0.29)
2005 - Service	9.37	0.19		(0.01)		0.18	(0.24)

2004 - A	9.47	0.19		(0.04)		0.15	(0.29)
2004 - Institutional	9.48	0.23		(0.04)		0.19	(0.33)
2004 - Service	9.50	0.18		(0.03)		0.15	(0.28)

2003 - A	9.66	0.24		(0.11)		0.13	(0.32)
2003 - Institutional	9.68	0.28		(0.12)		0.16	(0.36)
2003 - Service	9.69	0.23		(0.11)		0.12	(0.31)

2002 - A	9.79	0.31	(d)	(0.06	)(d)	0.25	(0.38)
2002 - Institutional	9.81	0.35	(d)	(0.06	)(d)	0.29	(0.42)
2002 - Service	9.82	0.31	(d)	(0.07	)(d)	0.24	(0.37)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Includes the effect of mortgage dollar roll transactions.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gains and losses per share by $0.05, and decrease the ratio of net investment income to average net assets with and without expense reductions by 0.48%.
(e)	Amount is less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets	Ratio of	net investment	Ratio of	net investment
Net asset		at end	net expenses	income	total expenses	income	Portfolio
value, end	Total	of year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate(c)

$9.27	4.20%	$122,379	0.86%	3.46%	0.91%	3.41%	57%
9.27	4.36	317,956	0.49	3.83	0.54	3.78	57
9.31	3.93	17,478	0.99	3.32	1.04	3.27	57

9.27	1.98	190,210	0.89	2.20	0.89	2.20	71
9.28	2.49	584,628	0.49	2.59	0.50	2.58	71
9.31	1.97	42,642	0.99	2.06	1.00	2.05	71

9.33	1.61	373,650	0.88	2.12	0.88	2.12	103
9.34	2.02	1,158,844	0.48	2.49	0.48	2.49	103
9.37	1.61	53,241	0.98	1.95	0.98	1.95	103

9.47	1.40	768,910	0.86	2.55	0.86	2.55	102
9.48	1.69	1,967,845	0.46	2.95	0.46	2.95	102
9.50	1.29	67,480	0.96	2.43	0.96	2.43	102

9.66	2.57	1,000,977	0.88	3.21 (d)	0.88	3.21 (d)	144
9.68	2.98	2,646,847	0.48	3.65 (d)	0.48	3.65 (d)	144
9.69	2.46	35,883	0.98	3.20 (d)	0.98	3.20 (d)	144

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From
	beginning	investment		and unrealized	investment	investment	paid-in	Total
Year - Share Class	of year	income(a)		gains (loss)	operations	income	capital	distributions

FOR THE YEARS ENDED OCTOBER 31,

2006 - A	$9.65	$0.33		$0.03	$0.36	$(0.34)	$—	$(0.34)
2006 - B	9.62	0.26		0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26		0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37		0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32		0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24		(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19		(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17		(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29		(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23		(0.19)	0.04	(0.25)	—	(0.25)

2004 - A	9.99	0.24		(0.06)	0.18	(0.30)	(0.01)	(0.31)
2004 - B	9.95	0.19		(0.06)	0.13	(0.24)	(0.01)	(0.25)
2004 - C	9.93	0.17		(0.06)	0.11	(0.22)	(0.01)	(0.23)
2004 - Institutional	9.96	0.28		(0.05)	0.23	(0.33)	(0.02)	(0.35)
2004 - Service	9.95	0.22		(0.05)	0.17	(0.29)	(0.01)	(0.30)

2003 - A	10.12	0.35		(0.14)	0.21	(0.34)	—	(0.34)
2003 - B	10.09	0.29		(0.15)	0.14	(0.28)	—	(0.28)
2003 - C	10.07	0.27		(0.14)	0.13	(0.27)	—	(0.27)
2003 - Institutional	10.10	0.39		(0.15)	0.24	(0.38)	—	(0.38)
2003 - Service	10.09	0.34		(0.15)	0.19	(0.33)	—	(0.33)

2002 - A	10.04	0.37	(d)	0.14 (d)	0.51	(0.43)	—	(0.43)
2002 - B	10.01	0.31	(d)	0.14 (d)	0.45	(0.37)	—	(0.37)
2002 - C	9.99	0.28	(d)	0.16 (d)	0.44	(0.36)	—	(0.36)
2002 - Institutional	10.02	0.42	(d)	0.13 (d)	0.55	(0.47)	—	(0.47)
2002 - Service	10.01	0.37	(d)	0.13 (d)	0.50	(0.42)	—	(0.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares.
(c)	Includes the effect of mortgage dollar roll transactions.
(d)	As required, effective November 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was to decrease net investment income per share by $0.06, increase net realized and unrealized gains and losses per share by $0.06, and decrease the ratio of net investment income to average net assets with and without expense reduction by 0.63%.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

						Ratios assuming no
						expense reductions

				Ratio of			Ratio of
		Net assets	Ratio of	net investment		Ratio of	net investment
Net asset		at end	net expenses	income		total expenses	income		Portfolio
value, end	Total	of year	to average	to average		to average	to average		turnover
of year	return(b)	(in 000s)	net assets	net assets		net assets	net assets		rate(c)

$9.67	3.84%	$323,915	0.91%	3.35%		0.99%	3.27%		100%
9.64	3.24	14,433	1.51	2.73		1.74	2.50		100
9.61	3.09	41,691	1.66	2.59		1.74	2.51		100
9.64	4.13	468,033	0.54	3.72		0.62	3.64		100
9.63	3.72	12,177	1.04	3.22		1.12	3.14		100

9.65	0.50	327,365	0.93	2.50		0.99	2.44		98
9.62	(0.10)	23,602	1.54	1.95		1.74	1.75		98
9.59	(0.35)	57,078	1.69	1.80		1.74	1.75		98
9.63	0.89	517,492	0.54	2.87		0.60	2.81		98
9.61	0.39	13,009	1.04	2.38		1.10	2.32		98

9.86	1.81	321,863	0.94	2.41		1.00	2.35		249
9.83	1.31	38,526	1.54	1.85		1.75	1.64		249
9.81	1.16	90,317	1.69	1.71		1.75	1.65		249
9.84	2.33	382,008	0.54	2.79		0.60	2.73		249
9.82	1.72	11,047	1.04	2.22		1.10	2.16		249

9.99	2.11	317,379	0.95	3.46		1.01	3.40		184
9.95	1.41	50,580	1.55	2.87		1.76	2.66		184
9.93	1.26	130,087	1.70	2.71		1.76	2.65		184
9.96	2.43	415,210	0.55	3.86		0.61	3.80		184
9.95	1.92	6,156	1.05	3.36		1.11	3.30		184

10.12	5.26	246,763	0.94	3.69	(d)	1.04	3.59	(d)	194
10.09	4.65	49,874	1.54	3.09	(d)	1.79	2.84	(d)	194
10.07	4.50	95,458	1.69	2.84	(d)	1.79	2.74	(d)	194
10.10	5.69	280,452	0.54	4.20	(d)	0.64	4.10	(d)	194
10.09	5.17	11,471	1.04	3.70	(d)	1.14	3.60	(d)	194

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Goldman Sachs Trust
We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, and Goldman Sachs Short Duration Government Fund (three of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Ultra-Short Duration Government Fund, and Goldman Sachs Short Duration Government Fund at October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2006

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended October 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional, Service or Administration Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and C shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service and Administration Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 through October 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Ultra-Short Duration Government Fund				Short Duration Government Fund

				Expenses				Expense				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	05/01/06	10/31/06		10/31/06*	05/01/06	10/31/06		10/31/06*	05/01/06	10/31/06		10/31/06*

Class A
Actual	$1,000.00	$1,022.80		$3.16	$1,000.00	$1,019.70		$4.38	$1,000.00	$1,024.10		$4.66
Hypothetical 5% return	1,000.00	1,022.08	+	3.16	1,000.00	1,020.86	+	4.39	1,000.00	1,021.88	+	4.65

Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,020.10		7.71
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.57	+	7.70

Class C
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,019.40		8.47
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,016.82	+	8.46

Institutional
Actual	1,000.00	1,025.80		1.27	1,000.00	1,020.50		2.50	1,000.00	1,025.00		2.78
Hypothetical 5% return	1,000.00	1,023.95	+	1.27	1,000.00	1,022.73	+	2.50	1,000.00	1,021.54	+	2.77

Administration
Actual	1,000.00	1,023.50		2.55	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,022.69	+	2.55	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000.00	1,018.90		5.04	1,000.00	1,022.50		5.32
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,020.21	+	5.04	1,000.00	1,019.94	+	5.31

*	Expenses for each share class are calculated using the Fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/06. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Administration

Enhanced Income	0.62%	N/A	N/A	0.25%	N/A	0.50%
Ultra-Short Duration Government	0.86	N/A	N/A	0.49	0.99%	N/A
Short Duration Government	0.91	1.51	1.66	0.54	1.04	N/A

+	Hypothetical expenses are based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited)
     The Trustees oversee the management of Goldman Sachs Trust (the “Trust”), and review the investment performance and expenses of the investment funds covered by this Report (the “Funds”) at regularly scheduled meetings held during the Funds’ fiscal year. In addition, the Trustees determine annually whether to approve and continue the Trust’s investment management agreements (the “Management Agreements”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) for the Funds.
     The Management Agreements were most recently approved by the Trustees, including all of the Trustees who are not parties to the Management Agreements or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), on June 15, 2006 (the “Annual Contract Meeting”).
     To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Funds’ investment performance, expenses and other matters at other regularly scheduled meetings, the Trustees have a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 15, 2005, February 8, 2006 and May 10, 2006. At these Committee meetings, the Independent Trustees considered matters relating to the Management Agreements including: (a) the Funds’ investment performance; (b) the Funds’ management fee arrangements; (c) the Investment Adviser’s undertaking to reimburse certain expenses of the Funds that exceed specified levels; (d) the Investment Adviser’s potential economies of scale and the breakpoints implemented in 2005 for the fees payable by the Funds under the Management Agreements; (e) the relative expense levels of the Funds; (f) information on the advisory fees charged by the Investment Adviser to institutional accounts; (g) the Investment Adviser’s profitability with respect to the Trust and the Funds; (h) the quality of the non-advisory services provided to the Funds; (i) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (j) an evaluation of the Trustees’ contract review process provided by an outside third party; and (k) information on the processes followed by the third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Funds.
     At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) a summary of fee concessions by the Investment Adviser and its affiliates with respect to the Goldman Sachs mutual funds since 2003; (b) the quality of the Investment Adviser’s services; (c) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (d) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the valuation oversight group, the risk and performance analytics group, the business planning team and the technology group; (e) the Investment Adviser’s business continuity and disaster recovery planning; (f) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (g) the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, distribution, portfolio brokerage and other services; (h) the terms of the Management Agreements; (i) the administrative services provided under the Management Agreements, including the nature and extent of the Investment Adviser’s oversight of the Funds’ other service providers including the custodian and fund accounting agent; and (j) the Investment Adviser’s policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered at further length the Funds’ investment performance, fees and expenses, including the Funds’ expense trends over time and the breakpoints in the contractual fee rates under the Management Agreements that were approved in 2005.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended other sessions at which the Trustees reviewed the payment of Rule 12b-1 distribution and service fees by the Funds. Information was also provided to the Trustees relating to the Funds’ portfolio turnover rates, revenue sharing by the Investment Adviser, portfolio manager compensation and the alignment of the interests of the Funds and the portfolio managers, the number and types of accounts managed by the portfolio managers, and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions without employees of the Investment Adviser or its affiliates present.
     The presentations made at the Contract Review Committee meetings and at the Annual Contract Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. While the Management Agreements for all of the Funds were approved at the same Annual Contract Meeting, the Trustees considered the applicable Management Agreement as it applied to each Fund separately.
     In evaluating the Management Agreements at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its services and the Funds. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services under the Management Agreements, including: (a) information on the investment performance of the Funds in comparison to other mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Funds invest; (c) compliance reports; and (d) expenses borne by the Funds. In addition, the Trustees were provided with disclosure materials regarding the Goldman Sachs mutual funds and their expenses that were provided to investors who had invested in the funds, as well as information on the Goldman Sachs mutual funds’ competitive universe and the broad range of other investment choices that are available to those investors.
     In connection with their approval of the Management Agreements, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. These services include services as the Funds’ transfer agent, securities lending agent and distributor. In addition, affiliates of the Investment Adviser receive compensation in connection with the execution of the Funds’ portfolio securities transactions and sales loads on the sale of certain classes of shares offered by the Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Funds and had, in fact, continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser, including education and training initiatives.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, the Trustees compared the investment performance of the Funds to the performance of other SEC-registered funds and to rankings and ratings issued by the Outside Data Provider. The Trustees also reviewed the Funds’ investment performance relative to their respective performance benchmarks. For Funds that had been in existence for the respective periods, this information on the Funds’ investment performance was provided for one, three, five and ten (where applicable) year periods. In addition, the Trustees considered the investment performance trends of the Funds over time, and reviewed the investment performance of the Funds in light of their respective investment objectives, policies and credit and duration parameters, as well as in light of periodic analyses of their respective quality and risk profiles. In addition, the Trustees considered whether the Funds had operated within their investment policies, and their record of compliance with their investment limitations. The Trustees believed that the Funds were providing investment performance within a competitive range for long-term investors.
     The Board of Trustees also considered the contractual fee rates payable by the Funds under the Management Agreements. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds. They also considered information that indicated that these mutual fund services differed in various significant respects from the services provided to the Investment Adviser’s institutional accounts, which generally paid lower fees. In addition, the fees paid by the Funds and the Funds’ total operating expense ratios (before and after voluntary fee waivers and expense reimbursements) were compared to similar information for mutual funds advised by other, unaffiliated investment management firms. Most of the comparisons of the Funds’ fee rates and total operating expense ratios were prepared by the Outside Data Provider.
     More particularly, the Trustees reviewed analyses prepared by the Outside Data Provider of the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees to relevant peer groups and category universes; an expense analysis which compared each Fund’s expenses to a peer group and a category universe; and a five-year history comparing each Fund’s expenses to a category average. The analyses also compared the Funds’ transfer agency fees, custody and accounting fees and other expenses to peer groups and medians. The Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees paid by the Fund. In addition, the Trustees noted the Investment Adviser’s voluntary undertaking to limit the Funds’ total expense ratios (excluding certain expenses) to specified levels.
     The Board of Trustees also considered the breakpoints in the contractual fee rates under the Management Agreements for each of the Funds that were approved in 2005, which had been implemented at the following annual percentages of the average daily net assets of the respective Funds:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Enhanced Income Fund	0.25%	First $	1 Billion
	0.23%	Next $	1 Billion
	0.22%	Over $	2 Billion

Ultra-Short Duration Government Fund	0.40%	First $	1 Billion
	0.36%	Next $	1 Billion
	0.34%	Over $	2 Billion

Short Duration Government Fund	0.50%	First $	1 Billion
	0.45%	Next $	1 Billion
	0.43%	Over $	2 Billion

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Statement Regarding Basis for Approval of Management Agreements (Unaudited) (continued)
     In approving these fee breakpoints, the Trustees had reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Funds and their shareholders were participating in the benefits of these economies. In this regard, the Trustees considered the amount of assets in the Funds; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing fee rates charged by the Investment Adviser with fee rates charged by other, unaffiliated investment managers to other mutual funds. Upon reviewing these matters again at the Annual Contract Meeting in 2006, the Trustees continued to believe that the fee breakpoints were a way to ensure that benefits of scalability would be passed along to shareholders at the specified asset levels.
     The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from the Funds as stated above, including the fees received by them for transfer agency, securities lending, distribution and brokerage services, and the brokerage and research services received by the Investment Adviser in connection with the placement of brokerage transactions for the Funds. The Trustees noted the reduction of the transfer agency fees on Class A, Class B and Class C Shares of the Funds in 2005. In addition, the Trustees reviewed the Investment Adviser’s pre-tax revenues and pre-tax margins with respect to the Trust and the Funds. In this regard the Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules and expense allocation methodologies, as well as a report of independent accountants regarding the results of certain agreed-upon procedures to verify expense allocation calculations that were designed to assist the Trustees in their evaluation of the Investment Adviser’s schedules of revenues and expenses. The Trustees considered the Investment Adviser’s revenues and margins both in absolute terms and in comparison to the information on the reported margins earned by other asset management firms.
     After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded that the management fees paid by the Funds were reasonable in light of the services provided by the Investment Adviser, its costs and the Funds’ current and reasonably anticipated asset levels, and that the Management Agreements should be approved and continued.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Wilma J. Smelcer Age: 57	Trustee	Since 2001	Chairman, Bank of America, Illinois (banking) (1998-January 2001); and Governor, Board of Governors, Chicago Stock Exchange (national securities exchange) (April 2001-April 2004). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Lawson Products Inc. (distributor of industrial products).

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Independent Trustees

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*Kaysie P. Uniacke Age: 45	Trustee &	Since 2001	Managing Director, GSAM (1997-Present).	77	None
President	Since 2002	Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (2002-Present) (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

			Trustee — Gettysburg College

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of October 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION TAXABLE FIXED INCOME FUNDS
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President & Trustee	Since 2002 Since 2001	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 32 Old Slip New York, NY 10005 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004)

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	[Managing Director, Goldman Sachs (December 2006-Present)]; Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $610.2 billion in assets under management as of September 30, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value[2] ▪  Large Cap Value
▪  Structured U.S. Equity Fund[2] ▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund[2] ▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪ Structured Small Cap Equity Fund[2] ▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund[2] ▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund[2] ▪  Asia Equity Fund[2] ▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper Fundsm

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 30, 2005, the Asia Growth Fund was renamed the Asia Equity Fund and the International Growth Opportunities Fund was renamed the International Small Cap Fund. Also effective December 30, 2005, the CORE International Equity, CORE Small Cap Equity, CORE Large Cap Growth, CORE Large Cap Value and CORE U.S. Equity Funds were renamed, respectively, the Structured International Equity, Structured Small Cap Equity, Structured Large Cap Growth, Structured Large Cap Value Funds and Structured U.S. Equity. Effective January 6, 2006, the CORE Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund. Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.
The Goldman Sachs Tollkeeper Fundsm is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended January 31, 2005 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2006 Goldman, Sachs & Co. All rights reserved. 06-1986	SDTFIAR/ 19.5K/ 12-06

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$733,788	$427,000	Financial statement audits

Audit-Related Fees:

• PwC	$195,000	$234,400	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X

	2006	2005	Description of Services Rendered
Audit-Related Fees:

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$94,130	$18,325	Audit related time borne by the funds’ adviser

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$18,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for Goldman Sachs Asset Management, L.P. and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended October 31, 2006 and October 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2005 and November 26, 2004 were approximately $5.2 million and $3.9 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended October 31, 2006 and October 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2005 and December 31, 2004 were approximately $49.0  million and $34.5 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2004 and 2005 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	January 23, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	January 23, 2007